File No. 811-21960

      As filed with the Securities and Exchange Commission on April 2, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           [ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No. ___.

                      [ ] Post-Effective Amendment No.___.

             [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                              [ ] Amendment No.___.

                      TENNENBAUM OPPORTUNITIES FUND V, LLC
               (Exact Name of Registrant as Specified in Charter)

                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                    (Address of Principal Executive Offices)

                                 (310) 566-1000
              (Registrant's Telephone Number, including Area Code)

                            JEEVAN B. GORE, SECRETARY
                      TENNENBAUM OPPORTUNITIES FUND V, LLC
                          2951 28TH STREET, SUITE 1000
                         SANTA MONICA, CALIFORNIA 90405
                     (Name and Address of Agent for Service)

                                   Copies to:
                             RICHARD T. PRINS, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                                FOUR TIMES SQUARE
                            NEW YORK, NEW YORK 10036

                                   FORM N-2
                              CROSS REFERENCE SHEET
                           as required by Rule 495(a)

 Part A        Caption                                    Prospectus Caption
Item No.       -------                                    ------------------
--------
1.         Outside Front Cover........................... Not Applicable
2.         Cover Pages; Other Offering Information....... Not Applicable
3.         Fee Table and Synopsis........................ Not Applicable
4.         Financial Highlights.......................... Not Applicable
5.         Plan of Distribution.......................... Not Applicable
6.         Selling Shareholders.......................... Not Applicable
7.         Use of Proceeds............................... Not Applicable
8.         General Description
           of the Registrant............................. General Description
                                                          of the Registrant
9.         Management.................................... Management
10.        Capital Stock, Long-Term
           Debt, and Other Securities.................... Capital Stock,
                                                          Long-Term Debt, and
                                                          Other Securities
11.        Defaults and Arrears on
           Senior Securities............................. Not Applicable
12.        Legal Proceedings............................. Not Applicable
13.        Table of Contents of the
           Statement of Additional
           Information................................... Table of Contents of
                                                          the Statement of
                                                          Additional Information

 Part B                                                   Statement of
Item No.                                                  Additional Information
--------                                                  ----------------------

14.        Cover Page.................................... Not Applicable
15.        Table of Contents............................. Not Applicable
16.        General Information and
           History....................................... General Description
                                                          of the Registrant
17.        Investment Objective and
           Policies...................................... Investment Objective
                                                          and Policies
18.        Management.................................... Management of the Fund
19.        Control Persons and Principal
           Holders of Securities......................... Control Persons and
                                                          Principal Holders of
                                                          Securities

 Part B        Caption                                    Prospectus Caption
Item No.       -------                                    ------------------
--------

20.        Investment Advisory and Other
           Services...................................... Management
21.        Portfolio Managers............................ Portfolio Managers
22.        Brokerage Allocation and Other
           Practices..................................... Management
23.        Tax Status.................................... Capital Stock,
                                                          Long-term Debt, and
                                                          Other Securities
24.        Financial Statements.......................... Financial Statements


 Part C
Item No.
--------

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.


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PART A

ITEM 1.    OUTSIDE FRONT COVER

           Not Applicable.

ITEM 2.    COVER PAGES; OTHER OFFERING INFORMATION

           Not Applicable.

ITEM 3.    FEE TABLE AND SYNOPSIS

           3.1    Not Applicable.

           3.2    Not Applicable.

           3.3    Not Applicable.

ITEM 4.    FINANCIAL HIGHLIGHTS

           Not Applicable.

ITEM 5.    PLAN OF DISTRIBUTION

           Not Applicable.

ITEM 6.    SELLING SHAREHOLDERS

           Not Applicable.

ITEM 7.    USE OF PROCEEDS

           Not Applicable.

ITEM 8.    GENERAL DESCRIPTION OF THE REGISTRANT

           8.1 General. Tennenbaum Opportunities Fund V, LLC (the "Fund") was formed by its sole initial member on September 27, 2006 as a limited liability company under the laws of the State of Delaware. On October 10, 2006, the Fund filed a registration statement on Form N-8A with the Securities and Exchange Commission (the "SEC") registering as a nondiversified closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund will terminate its existence on October 10, 2016, subject to up to two one-year extensions with shareholder approval.

           The Fund is authorized to issue common shares up to an aggregate amount of $1.5 billion. The Fund is also authorized to issue 560 preferred shares, with each preferred share having such liquidation preference and other terms

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authorized by the Board of Directors of the Fund (the "Board of Directors") in
conformity with the 1940 Act.

           Since December 15, 2006, the Fund has conducted its investment operations through a subsidiary partnership, Tennenbaum Opportunities Partners V, LP (the "Portfolio Partnership"). Substantially all of the Fund's investments are made through the Portfolio Partnership, which is owned entirely by the Fund except for (i) the Carried Interest (as defined in Item 9.1) rights of SVOF/MM, LLC (the "General Partner" or "SVOF/MM"), an affiliate of Tennenbaum Capital Partners, LLC (the "Investment Manager") and the general partner of the Portfolio Partnership and (ii) the Series A Cumulative Preferred Limited Partner Interests (the "Series A Preferred Interests") issued by the Portfolio Partnership. The Portfolio Partnership also filed a registration statement on Form N-8A with the SEC registering as a nondiversified closed-end management investment company under the 1940 Act. When referring to the investment operations of the Fund, the term "the Fund" may include the Portfolio Partnership. In the event that the Fund issues one share of its Series S Preferred Share to SVOF/MM, the Portfolio Partnership will be liquidated and all of its assets will be transferred to the Fund and the investment management compensation will thereafter be paid pursuant to the Series S Preferred Share and the investment management agreement of the Fund rather than that of the Portfolio Partnership.

           The Fund elected to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Fund is not taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. Further, the portion of the Fund's income attributable to investments financed through borrowings is not taxable to U.S. tax-exempt investors as unrelated business taxable income. Moreover, the assets of the Fund are not treated as assets of investors subject to ERISA. Additionally, as shareholders of a corporation for U.S. federal income tax purposes, non-U.S. investors are generally not treated for U.S. federal income tax purposes as being engaged in a trade or business in the U.S. solely as a result of investing in the Fund, regardless of whether the Fund conducts any loan origination activities. The Portfolio Partnership will be treated as a partnership for U.S. federal income tax purposes.

           The Fund made an initial offering of common shares on a private placement basis that resulted in irrevocable subscriptions for common shares by 150 investors in an amount equal to approximately $725 million and for 8% perpetual preferred shares at $500 per share (the "Series Z Preferred Shares") by 420 investors in an amount equal to $280,000.

           Each subscription agreement for common shares obligates the investor to purchase a specified aggregate dollar amount of common shares on or prior to April 10, 2009 (such period, the "Subscription Period"). On October 10, 2006, the Fund issued $145,000,000 in common shares pursuant to its initial capital call and also issued 560 shares of Series Z Preferred Shares. During the week of February 19, 2007, the Fund received an additional $260,000,000 in common share commitments from an additional 39 investors and issued $52,000,000 in common shares to these investors pursuant to their

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initial capital call, and on February 26, 2007 the Fund increased its common limited partnership interest commitment in the Portfolio Partnership by $260,000,000 and invested the net proceeds of the February common stock issuances in the Portfolio Partnership. The Fund intends to draw down the remaining subscription amounts from existing investors on multiple drawdown dates (each, a "Drawdown Date"). On each Drawdown Date, the Company will issue common shares at net asset value ("NAV") per common share as calculated within 48 hours prior to sale (exclusive of Sundays and holidays) in an aggregate amount equal to the percentage of the capital commitments specified by the Fund in the drawdown notice.

           Effective as of December 15, 2006, the Portfolio Partnership entered into a senior secured revolving credit facility (the "Senior Facility") pursuant to which it is permitted to borrow up to $483,000,000 and to issue up to $242,000,000 in Series A Preferred Interests. Effective as of March 14, 2007, the Senior Facility was amended to increase the total permitted borrowings to $656,000,000 and the total issuable Series A Preferred Interests to $329,000,000. As of March 31, 2007, the Fund and the Portfolio Partnership consequently have combined total available capital ("Total Available Capital") of $1,970 million, consisting of a maximum amount of common shares of the Fund of $985 million, a maximum amount of preferred interests and borrowings under the Senior Facility of $985 million, of which the maximum amount of borrowings of the Fund or the Portfolio Partnership is $656 million. As of the same date, the Fund has drawn $197 million in common shares and issued $280,000,000 in liquidation preference of Series Z Preferred Shares, and the Portfolio Partnership had issued $46 million in liquidation preference of Series A Preferred Interests and $105.5 million in debt.

           The offering of the common shares was not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon the exemption from registration thereunder provided by Section 4(2) and Regulation D promulgated thereunder. Each purchaser of common shares was required to represent that it is (i) an "accredited investor" under Rule 501(a) of Regulation D and that it is acquiring common shares for its own account for investment and not for resale or distribution and (ii) a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 (the "Advisers Act"). Investors meeting the foregoing requirements are referred to herein as "Qualified Investors". The common shares may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably.

           Arrangement and commitment fees on the Senior Facility, together with placement fees on capital commitments for the common shares and the Series A Preferred Interests and the organizational and other offering expenses of the Fund, approximate 0.3% of Total Available Capital. These fees and expenses reduce the amount available for investment. Organizational costs and offering expenses, including the placement agency, arrangement and commitment fees, will be accorded the appropriate treatment under GAAP.

           The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how it protects that information and why, in certain cases, the Fund may share information with select other parties.

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

           The Fund does not disclose, except with consent, any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted or required by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

           The Fund restricts access to nonpublic personal information about the shareholders to the Fund's affiliates and agents with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

           8.2 Investment Objectives and Policies. The Fund seeks to achieve high total returns while minimizing losses. The Fund will invest in high yielding debt (approximately 40%), distressed debt (approximately 20%), equity securities (approximately 20%) and mezzanine investments (approximately 20%) of all kinds. The foregoing percentages are estimates only, and the actual portfolio may differ significantly. The Fund may also structure, negotiate, originate and syndicate loans and other investment transactions and may engage in various transactions in futures, forward contracts, swaps and other instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

           Equity Securities. "Equity Securities" of the type in which the Investment Manager intends to invest generally consist of common stock of medium- and small-capitalization companies that have been burdened by complex operational, legal, financial or ownership issues and are, in the judgment of the Investment Manager, selling at a discount to the underlying asset or business value. The Fund will invest in both public and private securities.

           Distressed Debt. "Distressed Debt" consists of debt securities and bank loans that are, in the Investment Manager's business judgment, impaired due to credit, liquidity, interest rate or other issues, that may not be performing or may be in default, that are generally trading at a substantial discount to par, and/or may be converted to other securities. The Investment Manager may purchase Distressed Debt primarily for appreciation or with the goal of obtaining control or shared control of the issuer. In some cases, the Investment Manager may accumulate a controlling position in one or more classes of an issuer's debt securities in anticipation of an insolvency or other restructuring that would give the Investment Manager the opportunity to convert such debt into a control or shared control position at an attractive valuation. These Distressed Debt investments are, by their nature, proprietary since the Investment Manger team members generate these opportunities from their many years of experience in the debt markets. The Investment Manager generally targets companies with high quality operating business but low-quality balance sheets. The distressed securities the Investment Manager purchases include bank debt, public high yield debt and privately held instruments, often with significant downside protection in the form of a senior position in the capital structure.

           Mezzanine Investments. "Mezzanine Investments" consist of (i) debt securities (including convertible debt securities) that (A) are subordinated to other debt of

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the issuer and (B) may have equity participation features such as convertibility, senior equity securities, common stock or warrants or (ii) preferred stock issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings.

           High Yielding Debt. "High Yielding Debt" generally consists of debt securities (including convertible debt securities) that are generally rated below "Baa3" by Moody's or "BBB-" by S&P or Fitch and, in each case, (a) have been issued pursuant to a public registration, Rule 144A, or as a private placement, and (b) are not cash equivalents, bank loans, mezzanine investments or collateralized debt obligation ("CDO") securities. However, High Yielding Debt may also include debt rated above such levels that has fallen in price. In addition, High Yielding Debt includes bank loans, which are typically at the senior level of the capital structure, and are often secured by specific collateral. Bank loans include assignments of and participations in performing senior debt obligations that are generally acquired through primary bank syndications, originations by the opportunity funds and in the secondary market. The bank loans to be acquired by the Fund are likely to be unrated or rated below investment grade.

           This strategy is built upon an investment process based on fundamental analysis of industries and businesses. The investments of the Fund, including investments made by the Portfolio Partnership (collectively, the "Fund Investments"), are managed utilizing a comprehensive, risk-based investment valuation analysis and an intensive due diligence process. The strategy will seek to minimize losses through vigorous in-depth, bottom-up research on all investments. In addition, the Fund may obtain the contractual right to participate in, advise or influence the management of its portfolio investments.

           The Fund's ability to achieve and maintain its target asset mix will depend, among other things, upon the availability and prices of desired assets. There can be no assurance that the Fund will be successful in establishing or maintaining any particular asset mix or that its strategy with respect to asset mix will not change.

           The Fund's investment objective (that is, seeking to achieve high total returns while minimizing losses) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of (i) the lesser of a majority of the Fund's outstanding common shares and preferred shares voting together as a single class or two-thirds of shares present if a quorum of at least 50% is present and (ii) a majority of the outstanding preferred shares, voting as a separate class. All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Subject to the foregoing, the Fund may not:

           (1) borrow money or issue senior securities, except insofar as the foregoing would not violate the 1940 Act;

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           (2) make loans of money or property to any person, except insofar as the foregoing would not violate the 1940 Act;

           (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Fund may be deemed to be an underwriter;

           (4) purchase real estate or interests therein, except to the extent that as a result of such investments the Fund would not cease to be a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code");

           (5) purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

           (6) invest more than 25% of its assets in a single industry.

           8.3 Risk Factors.

           (a) General.

Management of the Fund

           The Board of Directors will set broad policies for the Fund and its officers, and the Investment Manager will manage the day-to-day operations of the Fund, subject to the oversight of the Board of Directors, and the portfolio of the Portfolio Partnership. SVOF/MM will manage the day-to-day administrative and operational activities of the Portfolio Partnership, subject to the oversight of the Board of Directors of the Portfolio Partnership, which is the same as the Board of Directors of the Fund. Accordingly, no potential purchaser of common shares should purchase such common shares unless such purchaser is willing to entrust the management of the Fund to the Investment Manager, the Co-Manager, SVOF/MM and the Board of Directors.

Pledge of Portfolio Partnership Assets

           The common shares represent equity interests in the Fund only and will not be insured or guaranteed by any person or entity. So long as the Portfolio Partnership is used, the Fund will have no substantial assets other than the Fund Investments through the Portfolio Partnership. The creditors of the Portfolio Partnership will have a first claim on all of the Portfolio Partnership's assets included in the collateral for the Senior Facility. In the event of the dissolution of the Fund and Portfolio Partnership or otherwise, if the proceeds of the Portfolio Partnership's assets (after payment in full of obligations to any such debtors and of any liquidation preference to any holders of preferred shares) are insufficient to repay capital contributions made to the Fund by the holders of the common shares, no other assets will be available for the payment of any deficiency. None of the Board of Directors, the Investment Manager, the Co-Manager or SVOF/MM or any of their respective affiliates, have any liability for the repayment of capital contributions made to the Fund by the

                                       9
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holders of common shares. Holders of common shares could experience a total loss of their investment in the Fund.

Leveraged Capital Structure

           The Fund and the Portfolio Partnership will issue preferred stock and/or debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets (including the Portfolio Partnership) after deducting liabilities other than the preferred shares, the preferred interests of the Portfolio Partnership and the principal amount outstanding under the Senior Facility (in the case of debt) and not more than one-half of the Fund's consolidated gross assets after deducting liabilities other than the preferred shares, the preferred interests of the Portfolio Partnership and the principal amount outstanding under the Senior Facility (in the case of preferred shares, the preferred interests of the Portfolio Partnership and debt combined). The use of leverage creates an opportunity for increased income and gains to the holders of common shares, but also creates increased risk of loss. The use of leverage magnifies the potential gains and losses from an investment and increases the risk of loss of capital. To the extent that income derived by the Fund from investments purchased with borrowed funds is greater than the cost of borrowing, the Fund's net income will be greater than if borrowing had not been used. Conversely, if the income from investments purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, and the amount available for ultimate distribution to the holders of common shares will be reduced. The extent to which the gains and losses associated with leveraged investing are increased will generally depend on the degree of leverage employed. The Fund may, under some circumstances, be required to dispose of the Fund Investments under unfavorable market conditions, thus causing the Fund to recognize a loss that might not otherwise have occurred. If an event of default under pertinent borrowing agreements occurs or an asset coverage maintenance provision of the preferred shares requires that certain leverage being utilized by the Fund be retired and thus Fund Investments are sold, losses also may occur that might otherwise not have occurred. In the event of such a sale of Fund Investments, secured creditors will be contractually entitled to direct such sales and may be expected to do so in their interest, rather than in the interests of the holders of common shares. The holders of common shares will incur losses if the proceeds from such a sale are insufficient, after payment in full of amounts due and payable on borrowed amounts, including administrative expenses, to repay all of the capital invested by holders of common shares. As a result, they could experience a total loss of their investment in the Fund.

Restrictions Imposed by the Senior Facility and Preferred Securities

           By limiting the circumstances in which the Fund may borrow under the Senior Facility, the Senior Facility in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides limitations on distributions on or repurchases of common shares and on redemptions of Series A Preferred Interests. The terms of the Series A Preferred Interests contain similar limitations. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an

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inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

Default Risk

                  If an event of default occurs under the credit agreement (the "Credit Agreement") implementing the Senior Facility or if any third party utilized by the Fund and the Portfolio Partnership to provide insurance in order to obtain credit enhancement for the Series A Preferred Interests and debt (the "Credit Enhancer") is required to make a payment with respect to the Series A Preferred Interests under the applicable credit enhancement arrangements, the Credit Enhancer (if it is not then in default) or the lenders under the Credit Agreement, pursuant to the Pledge Agreement (as defined in Item 10.2), would be permitted to accelerate amounts due under the Senior Facility and liquidate the assets of the Fund to pay off amounts owed under the Senior Facility and limitations would be imposed on the Fund with respect to the purchase or sale of investments. Such limitations may cause the Fund to be unable to make or retain certain potentially attractive investments or to be forced to sell investments at an inappropriate time and consequently impair the profitability or increase losses of the Fund or result in adverse tax consequences.

Restrictions on Transfer and Withdrawal

           The offering of the common shares was not registered under the Securities Act or any state securities laws of any jurisdiction and common shares may not be transferred unless registered under applicable federal and state securities laws or unless an exemption from such laws is available. The Fund has no plans, and is under no obligation, to register any sale of the common shares under the Securities Act. Further, approval by the Fund of a transfer is required before any transfer may occur.

           The common shares may be transferred only to other Qualified Investors and only with the prior written consent of the Fund, which will not be withheld unreasonably.

Lack of Liquidity of Common Shares

           No market exists for the common shares, and none is expected to develop. The Fund may, in its sole discretion, seek to list the common shares on one or more stock exchanges outside of the U.S., although it is under no obligation to do so. Neither the placement agents nor any other person is under any obligation to make a market in the common shares. Consequently, a purchaser must be prepared to hold the common shares for an indefinite period of time or until the termination date of the Fund. In addition, the common shares are subject to certain transfer restrictions which may further limit the liquidity of the common shares.

Nature of Fund Investments

           General. The Fund will have broad discretion in making Fund Investments. The Fund Investments will generally consist of debt obligations and other

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securities and assets that present significant risks as a result of business, financial, market and legal uncertainties. There can be no assurance that the Investment Manager will correctly evaluate the nature and magnitude of the various factors that could affect the value of and return on the Fund Investments. Prices of the Fund Investments may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Fund's activities and the value of the Fund Investments. The Fund's performance over a particular period may not necessarily be indicative of the results that may be expected in future periods. Similarly, the past performance of the Investment Manager, the Co-Manager and their respective affiliates may not necessarily be indicative of the results the Investment Manager may be able to achieve with the Fund Investments in the future.

           High-Yield Securities. A significant portion of the Fund Investments will consist of investments that may generally be characterized as "high-yield securities." Such securities are expected to be rated below investment-grade by one or more nationally recognized statistical rating organizations or will be unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are often unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.

           High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment-grade.

           The Fund will be authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer's obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security

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for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

           High-yield securities purchased by the Fund will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Fund may not be protected by financial covenants or limitations upon additional indebtedness.

           Bank Loans. A portion of the Fund Investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as "bank loans." The Fund Investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower's creditworthiness is often judged by the rating agencies to be below investment-grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public.

           Bank loans are typically at the most senior level of the capital structure, and are often secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. Bank loans often contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Fund are likely to be below investment-grade and are treated as high-yield securities. For a discussion of the risks associated with below investment-grade investments, see "--High-Yield Securities" above.

           The Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

           Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading which should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the bank loan market has been small relative to the high-yield debt market.

           Distressed Debt. The Fund will be authorized to invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.

           There are a number of significant risks inherent in the bankruptcy process. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Fund. Second, the effect of a bankruptcy filing on an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor's return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor's estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of "substantially similar" claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Fund's influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise "domination and control" over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.

           In any investment involving distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the distressed debt obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving distressed debt obligations in which the Fund will invest, there is a potential risk of loss by the Fund of its entire investment in any particular investment.

           Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Fund's original investment in a Fund Investment. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Investment Manager's active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to its shareholders or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

           The Investment Manager on behalf of the Fund and its other accounts may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Investment Manager does choose to join a committee, the Investment Manager would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in the best interests of themselves or their clients. There can be no assurance that the Investment Manager would be successful in obtaining results most favorable to the Fund and its other accounts in such proceedings, although the Investment Manager may incur significant legal and other expenses in attempting to do so. As a result of participation by the Investment Manager on such committees, the Investment Manager may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Investment Manager to liability to such other creditors who disagree with the Investment Manager's actions. Participation by the Investment Manager on such committees may cause the Investment Manager to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Investment Manager an "insider" for purposes of the federal securities laws. Either circumstance will restrict the Investment Manager's ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.

           Equity Securities. The Fund will also be permitted to invest in common and preferred stock and other equity securities, including both public and private equity securities. Equity securities generally involve a high degree of risk and will be subordinate to the debt securities and other indebtedness of the issuers of such equity securities. Prices of equity securities generally fluctuate more than prices of debt securities and are more likely to be affected by poor economic or market conditions. In some cases, the issuers of such equity securities may be highly leveraged or subject to other risks such as limited product lines, markets or financial resources. In addition, some of these equity securities may be illiquid. Because of perceived or actual illiquidity or investor concerns regarding leveraged capitalization, these securities often trade at significant discounts to otherwise comparable investments or are not readily tradeable. These securities generally do not produce current income for the Fund and may also be speculative. The Fund may experience a substantial or complete loss on individual equity securities.

           Mezzanine Investments. Mezzanine Investments of the type in which the Fund intends to invest are primarily privately negotiated subordinated debt and equity securities issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings, and are generally rated below investment-grade. Mezzanine Investments may also include investments with equity participation features such as warrants, convertible securities, senior equity investments and common stock. Mezzanine Investments are subject to the same risks described above in the case of high-yield securities, and also may be subject to risks associated with illiquid investments, since there will usually be relatively few holders of any particular Mezzanine Investment.

Relation to Other Investment Results

           The prior investment results and returns achieved for other accounts managed by the Investment Manager and related entities may not be indicative of the Fund's investment results. The nature of, and risk associated with, the Fund may differ substantially from those investments and strategies undertaken historically by the Investment Manager. In addition, market conditions and investment opportunities may not be the same for the Fund as they may have been for such other accounts, and may be less favorable. Therefore, there can be no assurance that the Fund's assets will perform as well as the past investments managed by the Investment Manager. In view of the current geopolitical situation, it is possible that significant disruptions in, or historically unprecedented effects on, the financial markets and/or the business in which the Fund expects to invest may occur, which could diminish any relevance the historical performance data of those other funds may have to the future performance of the Fund.

General Market and Credit Risks of Debt Obligations

           Debt portfolios are subject to credit and interest rate risks. "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and debt obligations which are rated by rating agencies are often reviewed and may be subject to downgrade. "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules.

           An unstable geopolitical climate and threats of terrorism could have a material effect on general economic conditions, market conditions and market liquidity. A negative impact on economic fundamentals and consumer confidence may increase the risk of default of particular Fund Investments, negatively impact market value, increase market volatility, cause credit spreads to widen and reduce liquidity, all of which could have an adverse effect on the investment performance of the Fund. No assurance can be given as to the effect of these events on the value of or markets for Fund Investments.

Illiquidity of Fund Investments

           The market value of Fund Investments will fluctuate with, among other things, changes in market rates of interest, general economic conditions, economic conditions in particular industries, the condition of financial markets and the financial condition of the issuers of Fund Investments. In addition, the lack of an established, liquid secondary market for many of the Fund Investments may have an adverse effect on the market value of Fund Investments and on the Fund's ability to dispose of them. Furthermore, Fund Investments will be subject to certain transfer restrictions that may also contribute to illiquidity. Therefore, no assurance can be given that, if the Fund is determined to dispose of a particular investment, it could dispose of such investment at the previously prevailing market price.

           A portion of the Fund Investments will consist of securities that are subject to restrictions on resale by the Fund for reasons including that they were acquired in a "private placement" transaction or that the Fund is deemed to be an affiliate of the issuer of such securities. Generally, the Fund will be able to sell such securities without restriction to other large institutional investors but may be restrained in its ability to sell them to other investors. If restricted securities are sold to the public, the Fund may be deemed to be an underwriter or possibly a controlling person with respect thereto for the purposes of the Securities Act and be subject to liability as such under the Securities Act.

Lack of Operating History

           The Fund is a newly organized entity and has no prior operating history. Accordingly, the Fund has no performance history for a prospective investor to consider. Although the Investment Manager and its investment professionals have significant experience in the types of investment activities in which the Fund proposes to engage, the nature of, and risks associated with, the Fund's future investments may differ significantly from those professionals' experience.

Dependence on Key Personnel

           The success of the Fund will be highly dependent on the financial and managerial expertise of the Investment Manager. The Investment Committee of the Fund (the "Investment Committee") is currently comprised of five voting members (Michael E. Tennenbaum, Mark K. Holdsworth, Howard M. Levkowitz and Michael E. Leitner (the "TCP Voting Members") and a person designated by Babson with the approval of the Investment Manager (initially Richard E. Spencer II)) and 5 non-voting members from the Investment Manger. The loss of one or more of the TCP Voting Members of the Investment Committee could have a material adverse effect on the performance of the Fund. Although the Investment Manager and the TCP Voting Members of the Investment Committee will devote a significant amount of their respective efforts to the Fund, they actively manage investments for other clients and are not required to (and will not) devote all of their time to the Fund's affairs.

           Further, the loss of the Babson voting representative (or representatives, in the event the key personnel provision in the Fund's Operating Agreement is triggered) on the Investment Committee could have an adverse effect on the performance of the Fund if the Co-Manager loses several of its key employees or for other reasons is unable to nominate an employee for such position (or positions) who is reasonably acceptable to the Investment Manager. In addition, the loss of several key employees of the Co-Manager could have an adverse effect on the performance of the Fund. All employees of the Co-Manager actively manage investments for other clients, and none will be required to devote all of their time to the Fund's affairs.

Interest Rate and Investment Risk Management

           Although the Investment Manager historically has not in its other opportunity funds engaged in short sales or derivative transactions, other than interest rate hedges, the Investment Manager is authorized to use various investment strategies to hedge interest rate risks. These strategies are generally accepted as portfolio management techniques and are regularly used by many investment funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Investment Manager may use any or all such types of interest rate hedging transactions at any time and no particular strategy will dictate the use of one transaction rather than another. The choice of any particular interest rate hedging transactions will be a function of numerous variables, including market conditions. However, the Investment Manager has historically emphasized acquiring floating-rate assets based on the same index as its floating-rate liabilities.

           Although the Investment Manager intends to engage in interest rate hedging transactions only for hedging and risk management purposes and not for speculation, use of interest rate hedging transactions involves certain risks. These risks include (i) the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had interest rate hedging transactions not been utilized, in which case it would have been better had the Fund not engaged in the interest rate hedging transactions, (ii) the risk of imperfect correlation between the risk sought to be hedged and the interest rate hedging transactions utilized and (iii) potential illiquidity for the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more interest rate hedging transactions.

           The Fund is also authorized to enter into certain hedging and short sale transactions, referred to herein as "Defensive Hedge Transactions," for the purpose of protecting the market value of a Fund Investment for a period of time without having to currently dispose of such Fund Investment. Such Defensive Hedge Transactions may be entered into when the Fund is legally restricted from selling a Fund Investment or when the Fund otherwise determines that it is advisable to decrease its exposure to the risk of a decline in the market value of a Fund Investment. There can be no assurance that the Fund will accurately assess the risk of a market value decline with respect to a Fund Investment or enter into an appropriate Defensive Hedge Transaction to protect against such risk. Furthermore, the Fund is not obligated to enter into any Defensive Hedge Transaction.

           The Fund may from time to time employ various investment programs including the use of derivatives, short sales, swap transactions, securities lending agreements and repurchase agreements. There can be no assurance that any such investment program will be undertaken successfully.

Risks Associated with Total Rate of Return Swaps and Other Credit Derivatives

           In addition to hedging and short sale transactions entered into for the purpose of interest rate hedging and Defensive Hedge Transactions, the Fund is also authorized to make investments in the form of hedging and short sale transactions. These investments are referred to herein as "Structured Product Transactions" and are more generally known as total rate of return swaps or credit derivatives. These transactions generally provide for the transfer from one counterparty to another of certain credit risks inherent in the ownership of a financial asset such as a bank loan or a high-yield security. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or that credit spreads for like assets will change (thus affecting the market value of the financial asset). The transfer of credit risk pursuant to a credit derivative may be complete or partial, and may be for the life of the related asset or for a shorter period. Credit derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference loans or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, credit derivatives may be used by the Fund to reduce exposure to an owned asset without selling it in order, for example, to maintain relationships with clients, avoid difficult transfer restrictions, manage illiquid assets or hedge declining credit quality of the financial asset.

           The Fund would typically enter into a Structured Product Transaction in order to permit the Fund to realize the same or similar economic benefit of owning one or more Reference Assets on a leveraged basis. However, because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors on the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties. In addition, the Fund will not benefit from general rights applicable to the holders of the Reference Assets, such as the right to indemnity and rights of setoff. The economic performance of the Reference Assets will largely depend upon the ability of the actual lenders or holders or their agents or trustees to administer the Reference Assets. Moreover, in monitoring and enforcing the lenders' or holders' rights under related documentation and in consenting to or proposing amendments to the terms included in such documentation, the actual lenders or holders will not have any obligation to consider the economic interests of the Fund.

           Total rate of return swaps and other credit derivatives are subject to many of the same types of risks described above in "--Interest Rate and Investment Risk Management"; for example, in the event that the Fund enters into a credit derivative with a counterparty who subsequently becomes insolvent or files a bankruptcy case, the credit derivative may be terminated in accordance with its terms and the Fund's ability to realize its rights under the credit derivative could be adversely affected.

           Total rate of return swaps and other credit derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such total rate of return swaps and other credit derivatives. There is currently little or no case law or litigation characterizing total rate of return swaps or other credit derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to total rate of return swaps or other credit derivatives that have not heretofore been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have a material adverse effect on the Fund. Pending clarification of these uncertainties, the Fund intends to utilize these instruments primarily for hedging and risk management purposes.

           The use of leverage will significantly increase the sensitivity of the market value of the total rate of return swaps or other credit derivatives to changes in the market value of the Reference Assets. The Reference Assets are subject to the risks related to the credit of their underlying obligors. These risks include the possibility of a default or bankruptcy of the obligors or a claim that the pledging of collateral to secure a loan constituted a fraudulent conveyance or preferential transfer that can be subordinated to the rights of other creditors of the obligors or nullified under applicable law.

Board Participation

           It is anticipated that the Fund, through the TCP Voting Members of the Investment Committee, will be represented on the boards of some of the companies in which the Fund makes investments (although the Fund has no obligation to seek representation on any such boards). While such representation is important to the Investment Manager's investment strategy and should enhance the Investment Manager's ability to manage Fund Investments, it may also have the effect of impairing the ability of the Fund to sell the related Fund Investments when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws. Under its current policies, the Investment Manager restricts members of the Investment Committee from making personal investments in investments under the Investment Committee's consideration.

Third-Party Litigation

           The Fund's investment activities subject it to the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where the Fund exercises control or significant influence over a company's direction, including as a result of board participation. The expense of defending against claims made against the Fund by third parties and paying any amounts pursuant to settlements or judgments would, to the extent that (i) the Fund has not been able to protect itself through indemnification or other rights against the portfolio company or (ii) is not entitled to such protections or
(iii) the portfolio company is not solvent, be borne by the Fund pursuant to indemnification obligations and reduce net assets. The Board of Directors, the Investment Manager and others are indemnified by the Fund in connection with such litigation, subject to certain conditions.

Lender Liability Considerations and Equitable Subordination

           In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund Investments, the Fund could be subject to allegations of lender liability.

           In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence to dominate or control a borrower to the detriment of the other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy called "equitable subordination." Because of the nature of certain of the Fund Investments and investments in an obligor by affiliates of the Fund, the Fund could be subject to claims from creditors of an obligor that Fund Investments issued by such obligor that are held by the Fund should be equitably subordinated. A significant number of Fund Investments will involve investments in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the Fund Investments could arise without the direct involvement of the Fund.

Fraudulent Conveyance Considerations

           Various federal and state laws enacted for the protection of creditors may apply to the Fund Investments by virtue of the Fund's role as a creditor with respect to such Fund Investments. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of a borrower, such as a trustee in bankruptcy or the borrower as debtor-in-possession, were to find that the borrower did not receive fair consideration or reasonably equivalent value for incurring indebtedness evidenced by a Fund Investment and the grant of any security interest or other lien securing such Fund Investment, and, after giving effect to the incurring of such indebtedness, the borrower (i) was insolvent,
(ii) was engaged in a business for which the assets remaining in such borrower constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could invalidate, in whole or in part, such indebtedness and such security interest or other lien as fraudulent conveyances, subordinate such indebtedness to existing or future creditors of the borrower or recover amounts previously paid by the borrower (including to the Fund) in satisfaction of such indebtedness or proceeds of such security interest or other lien previously applied in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer of a Fund Investment, payments made on the Fund Investment could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency depending on a number of factors, including the amount of equity of the borrower owned by the Fund and its affiliates and any contractual arrangements between the borrower, on the one hand, and the Fund and its affiliates, on the other hand. The measure of insolvency for purposes of the foregoing will vary depending on the law of the jurisdiction which is being applied. Generally, however, a borrower would be considered insolvent at a particular time if the sum of its debts was greater than all of its property at a fair valuation or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether a borrower was insolvent after giving effect to the incurrence of the loan or that, regardless of the method of evaluation, a court would not determine that the borrower was "insolvent" upon giving effect to such incurrence.

           In general, if payments on a Fund Investment are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments, including shareholders.

Projections

           The Fund and the Placement Agents may rely upon projections, forecasts or estimates developed by the Investment Manager and/or a portfolio company concerning the portfolio company's future performance and cash flow. Projections, forecasts and estimates are forward-looking statements and are based upon certain assumptions. Actual events are difficult to predict and beyond the Fund's control. Actual events may differ from those assumed. Some important factors which could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates; domestic and foreign business, market, financial or legal conditions; differences in the actual allocation of the Fund Investments among different asset groups from those initially anticipated by the Investment Manager; changes in the degree of leverage actually used by the Fund from time to time; the degree to which the Fund Investments are hedged and the effectiveness of such hedges; and the terms of and borrowing agreements, among others. In addition, the degree of risk will be increased as a result of leveraging of the Fund Investments. Accordingly, there can be no assurance that estimated returns or projections can be realized or that actual returns or results will not be materially lower than those estimated therein.

           Projections are inherently subject to uncertainty and factors beyond the control of the Investment Manager and the Fund. The inaccuracy of certain assumptions, the failure to satisfy certain financial requirements and the occurrence of other unforeseen events could impair the ability of the Fund to realize projected values and cash flow.

Complexity of Legal and Financial Analysis

           The level of analytical sophistication, both financial and legal, necessary for successful investment in the Fund Investments is unusually high. There is no assurance that the Investment Manager will correctly judge the nature and magnitude of the many factors that could affect the prospects for successful investments in Fund Investments.

Potential for Insufficient Investment Opportunities

           The business of investing in Equity Securities, Distressed Debt, Mezzanine Investments and High Yielding Debt is highly competitive. The identification of attractive investment opportunities is difficult and involves a high degree of uncertainty. Consequently, there can be no assurance that the Investment Manager will be able to invest fully the Fund's assets or that suitable investment opportunities will be identified which satisfy the Fund's rate of return objective.

Conflicts of Interest

           The Investment Manager, Co-Manager and each of Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC (the "Placement Agents") and their respective partners, officers, directors, stockholders, members, managers, employees, affiliates and agents may be subject to certain potential or actual conflicts of interest in connection with the activities of, and investments by, the Fund. Each Placement Agent and its respective affiliates may have provided, and may in the future provide, investment banking, commercial banking and other services to the Fund, the issuers of Fund Investments and to other persons whose activities may affect Fund Investments. Affiliates and employees of the Investment Manager are equity investors in the Fund. The Placement Agent or its affiliates may also be selected by the Investment Manager to value Fund Investments.

           Further, the Investment Manager is entitled to receive the Management Fee (as defined in Item 9.1) and SVOF/MM, which is owned by affiliates of TCP and Babson, is entitled to receive the Carried Interest. The Management Fee is not based on net asset value but is based on Management Fee Capital, which initially consists of all capital commitments, the total amounts of the Senior Facility available and the maximum aggregate liquidation preference of preferred shares issuable by the Fund and the Portfolio Partnership under the 1940 Act, regardless of whether the Fund draws down or repays Capital Commitments, borrows under the Senior Facility or issues preferred shares. The existence of the Carried Interest and the equity investments in the Fund by Tennenbaum & Co. LLC ("TCO"), TCP, the TCP Voting Members of the Investment Committee and Babson may cause the Investment Manager to increase or decrease leverage or to approve and cause the Fund to make more speculative or less speculative Fund Investments than the Fund would otherwise make in the absence of such interests. The Management Fee may be higher than fees charged by other investment companies.

           The Investment Manager and its respective affiliates, employees and associates currently do and in the future may manage other funds and accounts other than the assets of the Fund, including for certain holders of common shares ("Other Adviser Accounts"), that invest in assets eligible for purchase by the Fund. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of Other Adviser Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Fund and Other Adviser Accounts. In general, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Fund and Other Adviser Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in securities being issued in private placements are subject to independent director approval and allocation pursuant to the terms of the co-investment exemptive order applicable to the Fund and described in Item 8.4 below. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Fund may desire to retain an asset at the same time that one or more Other Adviser Accounts desire to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Fund and Other Adviser Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Fund and the Other Adviser Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of a particular investment purchased or sold by the Fund.

           Similarly, the Co-Manager and its affiliates may give priority to their own accounts and those of their other advisory clients with respect to investment purchase or sale opportunities which come to their attention, and have made no agreement to make such opportunities available to the Fund.

           All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of the position purchased or sold by the Fund.

           The Fund, the Investment Manager and the administrative agent on the Credit Agreement use or have used the same legal counsel. Such counsel, the Fund's accountants and the Investment Manager's accountants do not represent the shareholders or prospective purchasers individually solely as a result of their investment in the Fund. Prospective purchasers of common shares should consult their own legal, tax and accounting advisers with respect to their investment in the Fund.

Brokerage

           Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

           In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

           One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

           In addition, the Placement Agents and their affiliates may underwrite or act as agent or lender in respect of certain of the Fund Investments, may have ongoing relationships (including, without limitation, the provision of investment banking, commercial banking and advisory services or engaging in securities or derivatives transactions) with issuers whose debt obligations or Equity Securities constitute Fund Investments and may own either Equity Securities or debt obligations (including the debt obligations or Equity Securities which constitute Fund Investments) issued by such issuers and may have ongoing relationships (including, without limitation, the provision of investment banking, commercial banking and advisory services or engaging in securities or derivatives transactions) with the Investment Manager, the Co-Manager and investors in the common shares or the preferred shares or the Lenders under the Senior Facility. In addition, the Placement Agents and their affiliates and clients may invest in obligations that have interests different from or adverse to the obligations that constitute Fund Investments. From time to time, the Fund may purchase or sell Fund Investments from or through the Placement Agents or any of their affiliates. The Placement Agents do not take any responsibility for, and have no obligation in respect of, the Fund or any of its affiliates. The Placement Agents or their affiliates may act as a hedge counterparty with respect to any hedge agreement entered into by the Fund.

           (b) Not Applicable.

           8.4 Other Policies. The Investment Manager and Babson believe that, in certain circumstances, it may be in the best interests of the Fund to be able to co-invest with other registered and unregistered funds managed now or in the future by the Investment Manager and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations would permit registered investment companies, such as the Fund, to co-invest with registered and unregistered funds that are affiliated with the Investment Manager or Babson in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations would not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights.

           Under current SEC regulations, in the absence of an exemption the Fund and the Portfolio Partnership may be prohibited from co-investing with any other unregistered fund managed in the future by the Investment Manager or its affiliates or with other registered funds now or hereafter managed by the Investment Manager in certain private placements. The Investment Manager and the other funds managed by the Investment Manager have received an exemption from such regulations.

           Under the order granting such exemption, each time the Investment Manager proposes that an unregistered account or registered fund acquire securities in a private placement that are suitable for the Fund, the Investment Manager will offer to the Fund a pro rata amount of such securities (based on Total Available Capital). The Fund's independent Directors will review the proposed transaction and may authorize co-investment by the Fund if a majority of them conclude that: (i) the transaction is consistent with the Fund's investment objective and policies; (ii) the terms of co-investment are fair to the Fund and its shareholders and do not involve overreaching; and (iii) participation by the Fund would not disadvantage the Fund or be on a basis different from or less advantageous than that of the participating unregistered accounts and other registered funds. The Directors may also approve a lower amount or determine that the Fund should not invest. In addition, follow-on investments in additional securities in a subsequent private placement and disposition opportunities must be made available on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where the Fund, or any other account advised by the Investment Manager or an affiliated person of the Fund or such other account, already hold securities of the issuer.

           The Fund's Operating Agreement (the "Operating Agreement") and the Partnership Agreement of the Portfolio Partnership (the "Partnership Agreement") permit the Investment Manager, the Co-Manager and their respective affiliates to spend substantial time on other business activities, including investment management and advisory activities for entities with the same or overlapping investment objectives, investing for their own account with the Fund or any investor in the Fund, financial advisory services (including services for entities in which the Fund invests), and acting as directors, officers, creditor committee members or in similar capacities. Subject to the requirements of the 1940 Act, the Investment Manager, the Co-Manager and their respective affiliates and associates intend to engage in such activities and may receive compensation from third parties for their services. Subject to the same requirements, such compensation may be payable by entities in which the Fund invests in connection with actual or contemplated investments, and the Investment Manager and the Co-Manager may receive fees and other compensation in connection with structuring Fund Investments which they will share among the funds.

           8.5 Not Applicable.

           8.6 Not Applicable.

ITEM 9.    MANAGEMENT

           9.1 General.

           (a) Board of Directors. The Board of Directors will exercise the oversight functions required by the 1940 Act, and the Investment Manager will manage the day-to-day operations of the Fund, subject to the oversight of the Board of Directors. SVOF/MM will manage the day-to-day administrative and operational activities of the Portfolio Partnership. The Board of Directors consists of three persons, two of whom are not interested persons of the Fund for purposes of Section 2(a)(19) of the 1940 Act. The same directors will serve as directors of the Portfolio Partnership for the purpose of setting broad policies for the Portfolio Partnership. The holders of the preferred securities of the entity in question, voting separately as a class, will be entitled to elect two of the directors of that entity. The remaining directors of that entity will be subject to election by holders of common shares and preferred securities of the entity in question, voting together as a single class.

           (b) Investment Manager. Tennenbaum Capital Partners, LLC ("TCP" or the "Investment Manager") serves as the investment manager of the Fund. TCP maintains its office at 2951 28th Street, Suite 1000, Santa Monica, California 90405. In addition, Babson Capital Management LLC ("Babson" or the "Co-Manager") serves as co-manager. Babson maintains its office at 1500 Main Street, Suite 2800, Springfield, MA 01115. Babson, a member of the MassMutual Financial Group ("MassMutual"), is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual Life"). Each of TCP and Babson is a registered investment adviser under the Advisers Act. The managing member of TCP is Tennenbaum & Co. LLC ("TCO"), whose managing member is Michael E. Tennenbaum. The TCP members of the Fund's Investment Committee have collectively almost 90 years of experience in investing, business management, auditing, data systems, law and investment banking.

           The Fund and/or the Portfolio Partnership will pay aggregate management fees (the "Management Fee") of 1.50% per year of the "Management Fee Capital". The Management Fee Capital initially consists of (i) capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, (ii) the maximum amount available to be borrowed by the Fund and the Portfolio Partnership under the 1940 Act, regardless of whether the Fund or the Portfolio Partnership has any borrowings outstanding under the Senior Facility and (iii) the maximum aggregate liquidation preference of preferred securities the Fund and the Portfolio Partnership would be authorized to issue under the 1940 Act based upon the total amount of the capital commitments and assuming that the Fund and the Portfolio Partnership have borrowed the maximum amount available to be borrowed under the Senior Facility, regardless of whether the Fund or the Portfolio Partnership has issued such preferred securities. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, Management Fee Capital will be reduced to equal the sum of the capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, plus the aggregate liquidation preference of preferred shares then outstanding, thereby reducing the amounts on which the Management Fee is paid. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, and no more than $1,000,000 in liquidation preference of preferred shares remains outstanding, Management Fee Capital will be further reduced to equal the capital commitments, regardless of whether the Fund has drawn down or repaid such commitments, thereby further reducing the amounts on which the Management Fee is paid. The Management Fee will be paid to the Investment Manager, which will pay a portion of such Management Fee to the Co-Manager. A discussion regarding the basis for the Board of Directors' initial approval of the investment advisory contract (the "Investment Management Agreement") appears in the Fund's report to shareholders for the period ending December 31, 2006.

           The Portfolio Partnership will allocate and pay to SVOF/MM, LLC ("SVOF/MM"), which is wholly owned by TCP, Babson and their respective affiliates, as General Partner (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares exceed an 8% annual weighted average return on undistributed capital attributable to the common shares until SVOF/MM has received from the Portfolio Partnership an amount equal to 25% of the aggregate cumulative distributions of net income and gain to the holders of the common shares and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the common shares) such that after receipt thereof SVOF/MM will have received from the Portfolio Partnership an amount equal to 20%, and the holders of the common shares will have received 80%, of the incremental aggregate distributions of net income and gain in excess of the Portfolio Partnership's cost basis to the holders of the common shares and to SVOF/MM as described below. Such amounts allocable and payable to SVOF/MM in its capacity as General Partner are referred to herein as the "Carried Interest."

           The Carried Interest will be earned by SVOF/MM in its capacity as General Partner of the Portfolio Partnership or, if the Board of Directors approve the issuance of Series S Preferred Stock of the Fund to SVOF/MM upon termination of the Portfolio Partnership, paid as dividends on the Series S Preferred Stock (the "Series S Preferred Stock"), which will be redeemable by the Fund at its liquidation preference as specified in the paragraph below in the event the Investment Management Agreement is terminated. Approval by the Board of Directors of the issuance of the Series S Preferred Stock will be based only on receipt of an exemptive order or no-action type of comfort from the staff of the SEC regarding use of the Series S Preferred Stock. Alternatively, the Carried Interest may be paid as a fee pursuant to the Investment Management Agreement. The amounts expected to be payable under any of the foregoing structures will be the same.

           If the Investment Management Agreement is terminated for any reason, the Fund will have the right to remove SVOF/MM as general partner or to call the Series S Preferred Stock at its liquidation preference. In such circumstances the Fund will engage at its own expense a firm acceptable to the Fund and the Investment Manager to determine the maximum reasonable fair value as of the termination date of the Fund's consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value). After review of such firm's work papers by the Investment Manager and the Fund and resolution of any comments therefrom, such firm shall render its report as to valuation, and the Fund shall pay to the Investment Manager or SVOF/MM, as the case may be, any Management Fee or Carried Interest, as the case may be, payable pursuant to the paragraphs above as if all of the consolidated assets of the Fund had been sold at the values indicated in such report and any net income and gain distributed. Such report must be completed within 90 days after notice of termination of the Investment Management Agreement.

           After the first two years, each Investment Management Agreement will terminate unless its continuance is specifically approved at least annually by both (i) the vote of a majority of the Board of Directors or the vote of a majority of the outstanding voting securities of the Fund or the Portfolio Partnership as applicable, at the time outstanding, and (ii) the vote of a majority of the Board of Directors who are not parties to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may also be terminated by the Fund or the Portfolio Partnership as applicable, at any time upon giving the Investment Manager 60 days' notice, provided that such termination must be directed or approved by a majority of the Board of Directors in office at the time or by the holders of a majority of the voting securities of the Fund or the Portfolio Partnership as applicable, at the time outstanding. Each Investment Management Agreement may also be terminated by the Investment Manager on 60 days' written notice. The Investment Management Agreement will also immediately terminate in the event of its assignment. As used in this paragraph, the terms "majority of the outstanding voting securities," "interested person" and "assignment" have the same meanings as in the 1940 Act.

           Origination, management, finders, breakup and similar fees payable with respect to Fund Investments ("Origination Fees") will be payable to the Fund. The Fund will monitor such fees with a view to maintaining its status as a RIC, one of the requirements of which is that no more than 10% of the Fund's gross revenues in any year consist of non-investment-related income.

           The Fund will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Fund, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Fund and any portfolio investments. Organization, offering and capitalization expenses are anticipated to consist primarily of placement fees for certain of the common shares and the preferred shares and commitment and administrative agent fees for the Senior Facility and approximate 0.3% of the initial Management Fee Capital. Expenses associated with investments by multiple funds will be shared proportionately by the participating funds. Expenses associated with the general overhead of the Investment Manager or Co-Manager will not be covered by the Fund.

           (c) Portfolio Management. The TCP Voting Members of the Investment Committee will be primarily responsible for managing the Fund Investments. Other investment professionals of TCP will participate in Investment Committee meetings on a regular basis. The Investment Committee will review and discuss the purchase and sale of all Fund Investments other than short-term investments in high-quality debt securities maturing in less than 367 days from purchase or investment funds whose portfolios at all times have an effective duration of less than 367 days and whose shares are redeemable daily at net asset value and other than hedging and risk management transactions, and approval by a majority vote of the Investment Committee will be required prior to the purchase or sale of any Fund Investment (other than cash and cash equivalents). The Investment Committee will seek investments in companies which it believes to have strong, defensible and enduring business franchises operating in industries that have attractive risk-reward profiles--an approach which TCP currently employs on behalf of its other accounts and which TCP (and prior to its formation, TCO and Michael E. Tennenbaum) has employed since 1987. The following are summaries of the background and experience of the TCP Voting Members of the Investment Committee. There can be no assurance that such persons will continue to be employed by TCP, or, if so employed, be involved in the management of the Fund Investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities issued by the Fund.

           MICHAEL E. TENNENBAUM, a founding Partner of TCP, is the Senior Managing Partner and a voting member of the Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm's Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc.,

Anacomp, Inc., and WinCup.   He previously served as a Director of Bear Stearns
Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City
Corporation.

           Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

           A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

           MARK K. HOLDSWORTH, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to founding the firm in 1996, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers Inc, and as an Associate at a Los Angeles real estate advisory firm. He currently serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of Eagle-Picher Corporation and a Director of Parsons Corporation.

           He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

           HOWARD M. LEVKOWITZ, a founding Partner of TCP, is a Managing Partner and a voting member of the Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP's registered investment funds and head of TCP's public markets investments. He has served on both public and private company boards and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy.

           He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California.

           MICHAEL E. LEITNER is a Partner and a voting member of the Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel's mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, DeltaCom, Inc. and Anacomp, Inc., and as a board observer to WildBlue Communications, Inc.

           He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Co-Manager Key Personnel

           The name of the principal employee of Babson who will be involved in Babson's activities as Co-Manager and his principal occupations during the past five years are listed below.

           RICHARD E. SPENCER II is a Managing Director of Babson. Mr. Spencer joined MassMutual in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC and Mezzco II LLC, the General Partners of Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., respectively. Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

           (d) Not Applicable.

           (e) Custodian. Wells Fargo Bank, National Association, with a place of business at 9062 Old Annapolis Rd., Columbia, MD 21045-1951, Attn: Corporate Trust Services - Tennenbaum Opportunities Fund V, LLC, will serve as custodian for the Fund (the "Custodian"), and in such capacity, will maintain certain financial and accounting books and records pursuant to agreements with the Fund.

           (f) Expenses. The Fund and/or the Portfolio Partnership will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Fund, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Fund and any portfolio investments.

           (g) Not applicable.

           9.2 Non-resident Managers. Not applicable.

           9.3 Control Persons. None

ITEM 10.   CAPITAL STOCK, LONG-TERM DEBT, AND OTHER  SECURITIES

           10.1 Capital Stock. Common Shares

           The Fund is authorized to issue common shares up to an aggregate amount of $1.5 billion. The common shares have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the common shares. Each holder of common shares has one vote per common share held by it on all matters subject to approval by the holders of the common shares. Further, holders of common shares have voting rights on the election of all Directors other than the two Directors elected by the preferred shares. Directors are elected by plurality voting. All Directors, including those elected by the preferred shares, owe the same fiduciary duty to the Fund and all of its shareholders and not to any particular class of shareholders. When issued against payment therefor, the common shares will be fully paid and nonassessable. No person has any liability for obligations of the Fund by reason of owning common shares, although each person that subscribes for common shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related subscription agreement.

           The rights attached to the common shares are set forth in the Operating Agreement. The Operating Agreement may be amended by the Board of Directors without a vote of holders of common shares or preferred shares in any manner that does not materially and adversely affect the holders of the common shares or the preferred shares, by the affirmative vote of not less than a majority of the common shares and preferred shares outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the common shares and the preferred shares and by the affirmative vote of not less than a majority of the outstanding common shares or preferred shares voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other or affects one class materially differently than the other class. The consent of any person providing credit enhancement to the Fund's debt or preferred stock (the "Credit Enhancer") may also be required for certain amendments that could adversely affect its interests.

           The Fund may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Fund's assets upon the affirmative vote of the holders of not less than two-thirds of the common shares and preferred shares. The consent of the Credit Enhancer, if any, will be required for such actions if the ratings assigned to the Senior Facility or the Series A Preferred Interests (after giving effect to any insurance or other credit enhancement) would be reduced as a result thereof. The Fund will terminate its existence on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the holders of a majority of the common shares and preferred shares. Notwithstanding the foregoing, in the event that the Fund issues one share of its Series S Preferred Share to SVOF/MM the Portfolio Partnership would be liquidated and all of its assets would be transferred to the Fund and the investment management compensation would be paid pursuant to the Series S Preferred Share and the Investment Management Agreement of the Fund rather than that of the Portfolio Partnership. In addition, the Fund may be terminated prior to the expiration of its term upon the occurrence of certain events set forth in the Operating Agreement.

           The Fund will invest substantially all of its assets in the common limited partner interests of the Portfolio Partnership and expects to own all or substantially all of such common limited partner interests. The common shares are junior to the preferred shares and are structurally junior to the preferred interests and indebtedness of the Portfolio Partnership, including borrowings under the Senior Facility, and other liabilities of the Fund. Prospective investors should review the terms of the Senior Facility and the preferred interests and preferred shares to understand fully the extent of subordination of the common shares and the limitations on distributions, voting rights and other matters imposed by the terms of such other securities.

           The Portfolio Partnership will issue common limited partner interests in an amount equal to the amounts contributed to it by the Fund. The common limited partner interests will be entitled to all residual income and gain of the Portfolio Partnership after payment of dividends on the Series A Preferred Interests, interest on the Portfolio Partnership's debt and other liabilities and expenses and the Carried Interest to the General Partner. The common limited partner interests will have one vote per $1,000 of net asset value as of the end of the quarter preceding the date on which any vote or consent of the common limited partner interests is required. All of the voting rights of the common limited partner interests will be passed through to the holders of common shares and Series Z Preferred Shares on an equal per share basis. The Partnership Agreement may be amended by the General Partner with the consent of a majority of the Board of Directors without any vote or consent of the limited partners with respect to any matter as to which a vote of partners is not required by the 1940 Act. On any matter as to which the 1940 Act requires a vote, approval by plurality (in the case of elections of directors), a majority of interests present and voting on the matter in question or, where required by the 1940 Act, the lesser of a majority of the votes of the outstanding voting securities of the Portfolio Partnership or the votes of at least 2/3 of such outstanding voting securities, if a quorum of at least a majority of such voting securities is present, will be sufficient to approve such matter.

           SVOF/MM, LLC, an affiliate of the Investment Manager, will serve as the General Partner of the Portfolio Partnership. In that capacity, it will conduct the day-to-day operations of the Portfolio Partnership, including supervision of the Investment Manager and Co-Manager with respect to the Portfolio Partnership and reporting to the Board of Directors of the Portfolio Partnership.

Preferred Securities

           The Fund is authorized to issue 560 preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Directors. The Fund has two series of preferred shares outstanding.

           Asset Coverage. Under the 1940 Act, the Fund is generally not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's assets, less all liabilities and indebtedness of the Fund that are not senior securities (such as fees for services, due diligence expenses and other expense accruals), is at least 200% of all indebtedness of the Fund representing senior securities plus the liquidation value of all outstanding preferred shares (i.e., the liquidation value plus the Fund's debt may not exceed 50% of the Fund's assets less all liabilities and indebtedness of the Fund that are not senior securities; compliance with this test will be calculated on a consolidated basis with the Portfolio Partnership). These tests are calculated on a consolidated basis with the Portfolio Partnership. The Fund may also issue preferred shares if the proceeds will be used to reduce indebtedness. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares or repurchase any common shares unless, at the time of and after giving effect to such declaration or repurchase, the same 200% asset coverage test set forth in the preceding sentence is met. If preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%.

           The Portfolio Partnership may issue up to $329 million in liquidation preference of Series A Preferred Interests. The Fund anticipates that the dividend rate on the Series A Preferred Interests will be re-set periodically to reflect changes in short-term interest rates for instruments having a similar credit rating as the Series A Preferred Interests and that investors who no longer wish to hold all or a portion of their Series A Preferred Interests will be able to sell them periodically at liquidation preference to the liquidity support provider. In the event the Fund issues the Series S Preferred Stock, the Portfolio Partnership will no longer be necessary and will consequently be terminated and the Series A Preferred Interests will be converted or exchanged into Series A preferred shares of the Fund having substantially the same terms. In addition, as a condition to obtaining ratings on the Series A Preferred Interests, the terms of the Series A Preferred Interests issued include asset coverage maintenance provisions similar to those in the Senior Facility. These provisions require a reduction of indebtedness or the redemption of Series A Preferred Interests in the event of non-compliance by the Portfolio Partnership and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Portfolio Partnership may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Portfolio Partnership to incur related transaction costs and could result in capital losses to the Portfolio Partnership and the Fund.

           The holders of the preferred securities of the entity in question, voting separately as a class, will be entitled to elect two of the directors of that entity. The remaining directors of that entity will be subject to election by holders of common shares and preferred securities of the entity in question, voting together as a single class. In the event that the Fund or the Portfolio Partnership fails to pay dividends on preferred securities of the entity in question for two years, holders of preferred securities of the entity in question would be entitled to elect a majority of the directors of that entity.

           Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund or the Portfolio Partnership, the holders of preferred shares or Series A Preferred Interests, as applicable, would be entitled to receive or have set aside a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share or interest plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares or common limited partner interests, as applicable. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares or Series A Preferred Interests, as applicable, will not be entitled to any further participation in any distribution of assets by the Fund or the Portfolio Partnership.

           Voting Rights. The 1940 Act requires that the holders of any preferred securities, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors are subject to election by holders of the common securities and preferred securities, voting together as a single class. In addition, the holders of any preferred securities would have the right to elect a majority of the directors of the Fund at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred securities, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred securities, and (2) take any action requiring a vote of security holders under
Section 13(a) of the 1940 Act, including, among other things, changes in subclassification as a closed-end management investment company or changes in fundamental investment restrictions. As a result of these voting rights, the ability of the Fund and the Portfolio Partnership to take any such actions may be impeded to the extent that there are any preferred securities outstanding. The terms of the Series A Preferred Interests contain a consent for such securities to be converted or exchanged at any time, in connection with the liquidation or transfer to the Fund of the assets of the Portfolio Partnership, into shares of the Fund having substantially the same terms.

           The affirmative vote of the holders of a majority of the outstanding preferred securities of the Fund or the Portfolio Partnership, as applicable, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of such preferred securities so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred securities. The class vote of holders of preferred securities described above will in each case be in addition to any other vote required to authorize the action in question.

           Distributions, Redemption and Purchase. The holders of preferred shares will be entitled to receive periodic distributions at a specified rate or formula or varying rates established by auction or remarketing mechanisms when, as and if declared by the Board of Directors. The terms of the preferred shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accumulated and unpaid dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any reissuance of shares by the Fund will increase that leverage.

           Covenants under Credit Enhancement Arrangements. If the Fund and the Portfolio Partnership determine to utilize insurance provided by a third party (a "Credit Enhancer") in order to obtain credit enhancement for the Series A Preferred Interests and debt, the insurance agreements (the "Credit Enhancement Arrangements") would be expected to contain certain covenants of the Portfolio Partnership.

           Series S and Series Z Preferred Shares. The Fund is authorized to issue one share of its Series S Preferred Shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. In such event the Carried Interest would be paid as dividends on the Series S Preferred Share to be held by SVOF/MM, which will be redeemable by the Fund for its liquidation preference in the event the Investment Management Agreement is terminated. In connection with such issuance, the Portfolio Partnership would be liquidated and all of its assets transferred to the Fund and investment management fees would be paid pursuant to the Investment Management Agreement of the Fund rather than that of the Portfolio Partnership. The Series S Preferred Share will rank on par with the Series Z Preferred Shares (and with the Series A preferred shares issued by the Fund in respect of the Series A Preferred Interests if the Portfolio Partnership is merged into the Fund or liquidated) and will vote with them as a single class.

           The Fund has issued 560 shares of its Series Z Preferred Shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of their liquidation preference. The Series Z Preferred Shares will rank on a par with the Series A preferred shares (if issued) and with the Series S Preferred Stock that may be issued with respect to the payment of dividends and distribution of amounts on liquidation, and will vote with such shares on matters submitted to a vote of holders of preferred shares of the Fund. The Series Z Preferred Shares will be redeemable at any time at the option of the Fund and may only be transferred with the consent of the Fund.

           The Series Z Preferred Shares and the Series S Preferred Share will not be rated or participate in any credit enhancement, but the liquidation preference and dividends of such shares will be taken into account in the various asset coverage tests applicable to any Series A preferred shares that may become outstanding and the Series A Preferred Interests and the Senior Facility described herein.

           10.2 Long-Term Debt. The Portfolio Partnership will issue debt (including, without limitation, amounts under the Senior Facility) in aggregate amounts not in excess of one-third of the Fund's consolidated gross assets after deducting liabilities other than the preferred securities and the principal amount outstanding under the Senior Facility. The Fund or the Portfolio Partnership may also borrow money in an amount equal to 5% of its total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

           The Senior Facility is a revolving credit facility pursuant to which amounts may be drawn up to a maximum amount as determined from time to time in accordance with drawdown criteria described in the Credit Agreement. The Senior Facility will be secured by the collateral.

           Amounts drawn under the Senior Facility may be repaid in whole or in part at any time and from time to time at the election of the Portfolio Partnership from funds available therefor.

           By limiting the circumstances in which the Portfolio Partnership may borrow under the Senior Facility, the Credit Agreement in effect provides for various asset coverage, credit quality and diversification limitations on the Fund Investments. The Senior Facility also provides prohibitions on other borrowings, limitations on foreign investments, limitations on changes in the Operating Agreement or Partnership Agreement that would materially adversely affect the Fund or the Portfolio Partnership, the Policies and certain other agreements or the Fund's investment objective and a prohibition on distributions on or repurchases of common and preferred securities if after giving effect thereto the Portfolio Partnership would be in default under the Credit Agreement. An event of default will also occur under the Credit Agreement if the Portfolio Partnership fails to declare regular dividends on the Series A Preferred Interests.

           Indebtedness under the Senior Facility will be limited based upon the discounted value of the collateral (the "Over-Collateralization Test"), determined under procedures described therein. The Credit Agreement will require that the market value of certain Fund Investments (as well as other excluded investments) be excluded from the calculation of the Over-Collateralization Test to the extent that the assets exceed the limits set forth therein. If the Over-Collateralization Test is not met, the Portfolio Partnership would be obligated to come into compliance or make sufficient principal payments on the outstanding borrowing under the Senior Facility or redeem sufficient Series A Preferred Interests to come into compliance.

           The Credit Agreement has various events of default, including a default of the Portfolio Partnership in the observance or performance of the Over-Collateralization Test (including specified grace and cure periods), a default in the performance or breach of any covenant (including, without limitation, any covenants of payment), obligation, warranty or other agreement of the Fund or the Portfolio Partnership contained in the Credit Agreement, the removal of the Investment Manager pursuant to the terms of the Investment Management Agreement without a replacement investment manager being named within a specified time frame or certain events of bankruptcy, insolvency or reorganization of the Fund or the Portfolio Partnership. In the event of a default under the Credit Agreement, the administrative agent with respect to the Senior Facility (the "Administrative Agent"), will, if directed by the Credit Enhancer so long as the Credit Enhancer is not in default (or the lenders if the Credit Enhancer is in default), terminate any additional commitments of the lenders to the Portfolio Partnership and the Portfolio Partnership and the Fund would be required to repay principal of and interest on outstanding borrowings under the Senior Facility to the extent provided in the Credit Agreement prior to paying certain liabilities and prior to redeeming or repurchasing any preferred or common securities.

           If the Senior Facility is terminated for any reason, restrictions similar to those contained in the Credit Agreement will still apply to the Portfolio Partnership and the Fund and the common shares under the Credit Enhancement Arrangements for the Series A Preferred Interests so long as those arrangements remain in effect.

           If utilized, the Credit Enhancement Arrangements would be expected to contain certain covenants of the Fund and the Portfolio Partnership.

           In connection with the Credit Agreement, the Portfolio Partnership has also entered into a pledge and intercreditor agreement with the Custodian and the Administrative Agent (the "Pledge Agreement") pursuant to which all or a substantial portion of the assets of the Portfolio Partnership will be pledged to the secured parties representative to secure the repayment of any amounts borrowed by the Portfolio Partnership under the Credit Agreement and obligations of the Portfolio Partnership under certain other agreements, including secured hedging transactions and the Pledge Agreement. The Custodian will be required to take all actions that it is directed to take in accordance with the Pledge Agreement to preserve the rights of the secured parties under the Pledge Agreement with respect to the collateral, and in certain circumstances will be prevented from releasing any collateral if an event of default has occurred or is occurring under the Credit Agreement.

           It is a condition of the Portfolio Partnership's ability to borrow under the Credit Agreement that the Senior Facility be rated AA- by S&P and Aa3 by Moody's. If insurance is utilized, it is expected that the Credit Enhancement Agreements would provide that the Portfolio Partnership will notify the Credit Enhancer if an interest or principal payment with respect to the Senior Facility has not been made when due, and the Credit Enhancer will promptly thereafter pay an amount equal to any such interest or principal payment to the Administrative Agent with or the lenders under the Senior Facility, as applicable. In addition, as a condition to the Credit Enhancer making any payment under the Credit Enhancement Arrangements, the Credit Enhancer would be assigned any rights the Administrative Agent or the lenders under the Senior Facility may have with respect to such payment, including any rights such parties might have with respect to the assets of the Portfolio Partnership under the Pledge Agreement. A Credit Enhancer would have the ability to enforce the rights of the lenders under the Credit Agreement if an event of default occurs under the Credit Agreement and to enforce its rights under the Credit Enhancement Arrangements. It is expected that the Credit Enhancement Arrangements would not be able to be amended without the consent of the Administrative Agent and would terminate upon the earlier to occur of the termination of the Credit Agreement or the payment by the Credit Enhancer of all amounts insured under the policy.

           10.3 General. Not Applicable.

           10.4 Taxes.

Taxation of the Fund

           The following discussion is based on the advice of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund and the Investment Manager. This discussion is only a general summary of certain current federal income tax laws regarding the Fund and holders of its common shares and does not purport to deal with all of the federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Fund or its shareholders, or to all categories of investors. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding common shares as part of a hedge and insurance companies, are not addressed. This discussion is based on the Code, regulations issued thereunder, and interpretations, rulings and decisions currently in effect (or in some cases proposed), all of which are subject to change, potentially with retroactive effect. Any such change may adversely affect the federal income tax consequences described herein. Prospective investors should consult their own tax advisors regarding the federal, state, local, foreign income and other tax consequences to them of purchasing the common shares, including the effects of any changes, including proposed changes, in the tax laws.

           The Fund intends to elect and to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below (the "Distribution Requirement"), the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and its net realized capital gains. The Fund intends to distribute substantially all of such income.

           In order to qualify to be taxed as a RIC, the Fund must, among other things: (a) derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts and potentially excluding certain types of fee income) derived with respect to its business of investing in such stock, securities or currencies (such income, "Qualifying Income" and such requirement, the "Qualified Income Requirement") and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund, subject to certain limited exceptions, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's assets, and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Fund's and engaged in the same, similar or related trades or businesses. Because the Fund is not expected to have material assets other than its interest in the Portfolio Partnership, the requirements for RIC qualification under the Code will be applied by treating the assets owned by the Portfolio Partnership as being owned by the Fund.

           As mentioned above, as a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% Distribution Requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class, except to the extent that such preference exists by reason of the terms of such shares). If the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of common shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

           The Internal Revenue Service ("IRS") has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, if, as is expected, both common shares and preferred shares are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and preferred shares in proportion to the total dividends paid to each class during the taxable year.

           If, as is expected, the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when preferred shares are outstanding, the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Fund's payment of dividends may prevent the Fund from distributing at least 90% of its net income and may therefore jeopardize the Fund's qualification for taxation as a RIC and/or may subject the Fund to the 4% excise tax ("Excise Tax") described below. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund may, in its sole discretion, redeem preferred shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

           If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a RIC, the Fund would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Fund's earnings and profits. The Code requires a RIC to pay a nondeductible 4% excise tax on the excess of (i) the sum of (I) 98% of its ordinary income, determined on a calendar year basis, (II) 98% of its capital gain net income, determined, in general, on an October 31 year end, and (III) certain undistributed amounts from previous years, over (ii) the sum of (I) the deduction for dividends paid by the RIC during such calendar year, (II) any amount taxed to the RIC as ordinary income or capital gains in such calendar year, and (III) the prior year's overdistribution, if any. While the Fund intends to distribute its ordinary income and capital gains in the manner necessary to eliminate imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Taxation of Shareholders

           As used in this section: the term "U.S. person" means a person who is, as determined for U.S. federal income tax purposes, a citizen or resident of the United States, a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, any estate the income of which is subject to U.S. federal income tax regardless of the source of its income or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons, as defined in Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust; and the term a "non-U.S. person" means any person who is not a U.S. person.

U.S. Persons

           Dividends paid by the Fund from its "investment company taxable income," which is, generally, the Fund's ordinary income plus the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders who are U.S. persons as ordinary income to the extent of the Fund's earning and profits. Due to the Fund's expected investments, in general, distributions to U.S. corporate shareholders will not be eligible for the dividends received deduction and such distributions will not qualify for the reduced tax rate on qualified dividend income applicable to U.S. individual shareholders under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years through December 31, 2008) (the "2003 Tax Act"). Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder who is a U.S. person but retained by the Fund, are taxable to such shareholders as long-term capital gains, regardless of the length of time the shareholder has owned common shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% for such gain realized on and after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the common shares are held as capital assets). Generally, not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amount of any capital gain dividends, ordinary income dividends and other distributions.

           In general, the miscellaneous itemized deductions of an individual taxpayer will be allowed as a deduction paid to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). In the event that a RIC incurs expenses that would be miscellaneous itemized deductions if incurred directly by a non-corporate shareholder (other than certain limited expenses including directors' and trustees' fees and registration fees), the limit on such itemized deductions generally will apply to a shareholder of a RIC as if the shareholder had paid his allocable share of the expenses of the RIC directly using income deemed distributed to him by the RIC. The 2% floor on itemized deductions does not, however, apply to shareholders in respect of a "publicly offered regulated investment company." A publicly offered regulated investment company is a regulated investment company whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. The Fund does not expect its shares to be held by at least 500 persons at all times during the taxable year. As a result, a non-corporate shareholder would be treated both as receiving an additional dividend equal to his allocable share of such expenses, and as paying such allocable share of expenses himself. While any such dividend would constitute additional gross income to such non-corporate shareholder, the amount of any deduction in connection with the deemed payment of such expenses would be subject to the aforementioned 2% limitation and the other applicable limitations of the Code.

           The sale or other disposition of common shares will generally result in capital gain or loss to shareholders who are U.S. persons. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of common shares will be disallowed if other common shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gains generally will be taxed at a maximum rate of 15%.

           Under recently promulgated Treasury Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities held by the Fund are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

           Taxation of U.S. Investors Exempt from U.S. Income Tax. Distributions by the Fund to a U.S. person that is an organization that is exempt from U.S. income tax will not be taxable to such person and the tax on unrelated business taxable income will not apply to such person's interest in the Fund's investments, provided, in each case, that such person's investment in the Fund is not debt-financed.

Non-U.S. Persons

           A shareholder that is a non-U.S. person generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. In order to obtain a reduced rate of withholding, a non-U.S. person shareholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty. Under the American Jobs Creation Act of 2004, however, no U.S. source withholding taxes are imposed on dividends paid by RICs to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Non-U.S. persons should note that, to the extent that dividends paid by the Fund are not designated as "interest-related dividends," such dividends will be taxable and subject to withholding as described above even though interest income earned by the Fund would generally not have been subject to U.S. income tax had it instead been earned directly by such non-U.S. persons. Capital gain dividends, to the extent so designated by the Fund, and gain recognized by non-U.S. person shareholders on the sale, exchange or redemption of common shares or Preferred Shares will generally not be subject to U.S. federal income or withholding tax, unless such payments or gain are effectively connected with a U.S. trade or business of such holder, or, in the case of gain, such holder is a nonresident alien individual who holds the common shares or Preferred Shares as a capital asset and who is present in the United States more than 182 days in the taxable year of the sale and certain other conditions are met. The Fund anticipates that its activities will not in and of themselves cause any non-U.S. person to be required to treat income in respect of the common shares or preferred shares as effectively connected with a U.S. trade or business.

Backup Withholding

           The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the common shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investments of the Fund

           The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("high-yield bonds"). Some of these high-yield bonds may be purchased at a discount and may therefore cause the Fund to recognize income before amounts due under the obligations are paid. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds. In addition, a portion of the interest on such high-yield bonds may be treated as a dividend for purposes of the rules relating to the dividends received deduction. In such cases, if the issuer of the high-yield bonds is a qualifying corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

           The Fund may invest in debt instruments, some of which may be at a heightened risk of becoming non-performing, or be non-performing, at the time they are purchased and which may require modifications of their terms in order to make such investments fully, or more fully, performing investments. If substantial modifications are made to a particular debt investment, the Fund will be treated for federal income tax purposes as having exchanged such debt investment for a new debt investment, and may be required to recognize a gain or loss equal to the difference between the issue price of such renegotiated debt investment and the Fund's basis therein. Such gain or loss may be ordinary in character, as it may be treated as arising in the context of the conduct of a trade or business. Any gain recognized by virtue of such deemed exchange will increase the amount that the Fund is required to distribute to its Shareholders in order to satisfy the Distribution Requirement and to not be subject to the Excise Tax. In some years, therefore, the Fund may be required to distribute an amount greater than the total cash revenue that the Fund receives. Accordingly, in order to make the required distributions, the Fund may be required to liquidate portfolio securities or borrow funds.

           To the extent that the Fund is unable to convert non-performing secured debt investments into performing debt investments, the Fund may foreclose on such debt investments and take title to the underlying collateral, which may include real property. Income arising from the rental or sale of any such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non-Qualifying Income of the Fund, exceeds 10% of the Fund's gross income for any taxable year, the Fund would be unable to qualify as a RIC for such taxable year. The Fund will use its best efforts to ensure that it qualifies as a RIC for each taxable year.

           The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The amount of the Fund's income that must be distributed each year to satisfy the Distribution Requirement and to prevent imposition of the Excise Tax, and the amount and timing of the recognition by shareholders of ordinary income and long-term capital gain, may be affected by these provisions.

           Pursuant to a provision of the Code governing the treatment of stripped securities, an investment in a principal-only class of securities will result in original issue discount and, consequently, will result in income to the Fund. Accordingly, investment by the Fund in such instruments (or in other instruments which bear original issue discount) would require the Fund to include such original issue discount in its income as it accrues, prior to the receipt of the cash attributable to such income. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds.

           Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of these provisions but such elections generally accelerate the recognition of income without the receipt of cash. Accordingly, in order to satisfy the Distribution Requirement, the Fund may be required to liquidate portfolio securities or borrow funds.

           The Fund may invest in non-U.S. securities that may be subject to non-U.S. withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

           Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and generally attempt to reduce the risk that the Fund might be disqualified as a RIC. The Fund may be required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and not be subject to the Excise Tax.

           The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and holders of its common shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

           10.5 Outstanding Securities.

---------------------------- -------------------------- --------------------------- ------------------------
                                                                                      Amount Outstanding
                                                                                      Exclusive of Amount
                                                        Amount Held by Registrant    Shown Under Previous
      Title of Class             Amount Authorized        or for its Account(1)            Column(1)
---------------------------- -------------------------- --------------------------- ------------------------
                                Up to an aggregate                 None               7,250 Common shares
       Common shares          amount of $1.5 billion

     Preferred Shares               560 Shares                     None                   560 Shares


(1) As of December 31, 2006.

           10.6 Securities Ratings. None.

ITEM 11.   DEFAULTS AND ARREARS ON SENIOR SECURITIES

           11.1 Not Applicable.

           11.2 Not Applicable.

ITEM 12.   LEGAL PROCEEDINGS

           Not Applicable.

ITEM 13.   TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

 Part B        Caption                                     Prospectus Caption
Item No.       -------                                     ------------------
--------

14.        Cover Page..................................... Not Applicable
15.        Table of Contents.............................. Not Applicable
16.        General Information and
           History........................................ General Description
                                                           of the Registrant
17.        Investment Objective and
           Policies....................................... Investment Objective
                                                           and Policies
18.        Management..................................... Management of the
                                                           Fund

 Part B        Caption                                     Prospectus Caption
Item No.       -------                                     ------------------
--------

19.        Control Persons and Principal
           Holders of Securities.......................... Control Persons and
                                                           Principal Holders of
                                                           Securities
20.        Investment Advisory and Other
           Services....................................... Management
21.        Portfolio Managers............................. Portfolio Managers
22.        Brokerage Allocation and Other
           Practices...................................... Management
23.        Tax Status..................................... Capital Stock,
                                                           Long-Term Debt, and
                                                           Other Securities
24.        Financial Statements........................... Financial Statements


PART B

ITEM 14.   COVER PAGE

           Not Applicable.

ITEM 15. TABLE OF CONTENTS

 Part B        Caption                                     Prospectus Caption
Item No.       -------                                     ------------------
--------

14.        Cover Page..................................... Not Applicable
15.        Table of Contents.............................. Not Applicable
16.        General Information and
           History........................................ General Description
                                                           of the Registrant
17.        Investment Objective and
           Policies....................................... Investment Objective
                                                           and Policies
18.        Management..................................... Management of the
                                                           Fund
19.        Control Persons and Principal
           Holders of Securities.......................... Control Persons and
                                                           Principal Holders of
                                                           Securities
20.        Investment Advisory and Other
           Services....................................... Management
21.        Portfolio Managers............................. Portfolio Managers
22.        Brokerage Allocation and Other
           Practices...................................... Management

 Part B        Caption                                     Prospectus Caption
Item No.       -------                                     ------------------
--------

23.        Tax Status..................................... Capital Stock,
                                                           Long-Term Debt, and
                                                           Other Securities
24.        Financial Statements........................... Financial Statements


ITEM 16.   Not Applicable.

ITEM 17.   INVESTMENT OBJECTIVE AND POLICIES

           17.1   See Item 8 - General Description of the Registrant.

           17.2   Not Applicable.

ITEM 18.   MANAGEMENT

           18.1 The following individuals are the officers and directors of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.

                                                     INDEPENDENT DIRECTORS

                                                                                            Number of
                                                                                            Portfolios in
                         Position(s)     Term of Office                                     Fund Complex    Other
Name, Age and Business   Held With       and Length of    Principal Occupation(s) During    Overseen by     Directorships
Address                  Registrant      Time Served      Past 5 Years                      Director        Held by Director
-----------------------  --------------  ---------------  --------------------------------  --------------  -----------------
Gerald J. Lewis (73)     Director,       Indefinite       Private judge, arbitrator and     Two             Director, Audit
c/o Tennenbaum Capital   Audit           Term. Served     mediator and a former Associate                   Committee Member
Partners, LLC, 2951      Committee       since September  Justice of the California Court                   of Cardium
28th Street, Suite       Member,         29, 2006.        of Appeal.                                        Therapeutics, Inc.
1000, Santa Monica,      Transactions
California 90405         Committee
                         Member


Edwin A. Huston (68)     Director,      Indefinite        Retired in 2000 from Ryder        Two             Director, Audit
c/o Tennenbaum Capital   Audit          Term. Served      System, Inc. after 27 years,                      Committee
Partners, LLC, 2951      Committee      since September   most recently as Senior                           Chairman of both
28th Street, Suite       Chairman,      29, 2006          Executive Vice President, Chief                   Unisys
1000, Santa Monica,      Transactions                     Financial Officer, and Vice                       Corporation and
California 90405         Committee                        Chairman.                                         Kaman
                         Member                                                                             Corporation;
                                                                                                            Director and
                                                                                                            Chair of the

                                                                                            Number of
                                                                                            Portfolios in
                         Position(s)     Term of Office                                     Fund Complex    Other
Name, Age and Business   Held With       and Length of    Principal Occupation(s) During    Overseen by     Directorships
Address                  Registrant      Time Served      Past 5 Years                      Director        Held by Director
-----------------------  --------------  ---------------  --------------------------------  --------------  -----------------
                                                                                                            Compensation
                                                                                                            Committee of
                                                                                                            Answerthink, Inc.

                                               INTERESTED DIRECTORS AND OFFICERS

                                                                                            Number of
                                                                                            Portfolios in
                         Position(s)     Term of Office                                     Fund Complex    Other
Name, Age and Business   Held With       and Length of    Principal Occupation(s) During    Overseen by     Directorships
Address                  Registrant      Time Served      Past 5 Years                      Director        Held by Director
-----------------------  --------------  ---------------  --------------------------------  --------------  -----------------
Howard M. Levkowitz      Director,      Indefinite        Director, President, and          Five as        None
(39) c/o Tennenbaum      President and  Term. Served      Authorized Person of the Fund;    Director,
Capital Partners, LLC,   Authorized     since September   Managing Partner and voting       Six as
2951 28th Street, Suite  Person         29, 2006          member of the Investment          President
1000, Santa Monica,                                       Committee of TCP; formerly,
California 90405                                          attorney at Dewey Ballantine.

Peyman S. Ardestani      Chief          Indefinite        Chief Financial Officer of the    Six            None
(38) c/o Tennenbaum      Financial      Term. Served      Fund and of TCP; formerly, Vice
Capital Partners, LLC,   Officer        since September   President at Mellon Financial
2951 28th Street, Suite                 29, 2006          Corporation; Assistant Vice
1000, Santa Monica,                                       President at Trust Company of
California 90405                                          the West.

Hugh Steven Wilson (58)  Chief          Indefinite        Chief Executive Officer and       Six             Member of Board of
c/o Tennenbaum Capital   Executive      Term. Served      Authorized Person of the Fund,                    Directors of Pemco
Partners, LLC, 2951      Officer and    since September   Managing Partner of TCP;                          Aviation Group, Inc.,
28th Street, Suite       Authorized     29, 2006          formerly, partner at Latham &                     and Enterasys Networks,
1000, Santa Monica,      Person                           Watkins.                                          Inc.


                                                                                            Number of
                                                                                            Portfolios in
                         Position(s)     Term of Office                                     Fund Complex    Other
Name, Age and Business   Held With       and Length of    Principal Occupation(s) During    Overseen by     Directorships
Address                  Registrant      Time Served      Past 5 Years                      Director        Held by Director
-----------------------  --------------  ---------------  --------------------------------  --------------  -----------------
Mark K. Holdsworth (41)  Authorized     Indefinite        Authorized Person and voting      Six             Chairman of the Board
c/o Tennenbaum Capital   Person         Term. Served      member of the Investment                          of Directors of the
Partners, LLC, 2951                     since September   Committee of the Fund; Managing                   International Wire
28th Street, Suite                      29, 2006          Partner and voting member of the                  Group, Inc.; Vice
1000, Santa Monica,                                       Investment Committee of TCP;                      Chairman of
California 90405                                          Vice Chairman of Eagle Picher                     EaglePicher
                                                          Corporation; Chairman of the                      Corporation; Director
                                                          Board of Directors of                             of Parsons
                                                          International Wire Group, Inc.;                   Corporation.
                                                          formerly, Vice President,
                                                          Corporate Finance, of US Bancorp
                                                          Libra, a high-yield debt
                                                          securities investment banking
                                                          firm; formerly, generalist in
                                                          Corporate Finance at Salomon
                                                          Brothers, Inc.; formerly,
                                                          Associate at a Los Angeles real
                                                          estate advisory firm.

                                                                                            Number of
                                                                                            Portfolios in
                         Position(s)     Term of Office                                     Fund Complex    Other
Name, Age and Business   Held With       and Length of    Principal Occupation(s) During    Overseen by     Directorships
Address                  Registrant      Time Served      Past 5 Years                      Director        Held by Director
-----------------------  --------------  ---------------  --------------------------------  --------------  -----------------
Jeevan B. Gore (32) c/o  Secretary      Indefinite        Secretary of the Fund; Analyst    Six             None
Tennenbaum Capital                      Term. Served      at TCP; formerly, attorney at
Partners, LLC, 2951                     since October     Latham & Watkins
28th Street, Suite                      19, 2006
1000, Santa Monica,
California 90405

David A Hollander (45)   Authorized     Indefinite        Authorized Person of the Fund;    Six             None
c/o Tennenbaum Capital   Person         Term. Served      Managing Director and General
Partners, LLC, 2951                     since September   Counsel of TCP; formerly,
28th Street, Suite                      29, 2006          attorney at O'Melveny & Myers
1000, Santa Monica,                                       LLP.
California 90405

Paul L. Davis (33) c/o   Chief          Indefinite        Chief Compliance Officer of the   Six             None
Tennenbaum Capital       Compliance     Term. Served      Fund; Chief Compliance Officer
Partners, LLC, 2951      Officer        since September   and VP Finance of TCP; formerly,
28th Street, Suite                      29, 2006          Corporate Controller of a
1000, Santa Monica,                                       publicly traded stock brokerage;
California 90405                                          formerly, Auditor with Arthur
                                                          Andersen, LLP.

Michael E. Tennenbaum    Authorized     Indefinite        Authorized Person of the Fund;    Six             Chairman of Pemco
(71) c/o Tennenbaum      Person         Term. Served      Senior Managing Partner and                       Aviation Group, Inc.,
Capital Partners, LLC,                  since September   voting member of the Investment                   Anacomp, Inc. and
2951 28th Street, Suite                 29, 2006          Committee of TCP; formerly,                       WinCup.
1000, Santa Monica,                                       served for 32 years in various
California 90405                                          capacities at Bear Stearns
                                                          including Vice Chairman,
                                                          Investment Banking.

           The Fund is authorized to pay each Director who is not an "affiliated person" of the Fund, the Investment Manager or the Co-Manager the following amounts for serving as a Director: (i) $50,000 a year; (ii) $5,000 for each meeting of the Board of

Directors or a committee thereof physically attended by such Director; (iii) $5,000 for each regular meeting of the Board of Directors or a committee thereof attended via telephone by such Director; and (iv) $1,000 for each special meeting of the Board of Directors or a committee thereof attended via telephone by such Director. The Chairman of the Audit Committee shall receive an additional $5,000 per year. Each Director will also be entitled to reimbursement for all out-of-pocket expenses of such Director in attending each meeting of the Board of Directors of the Fund and any committee thereof.

           18.2 See Item 18.1.

           18.3 Not Applicable

           18.4 Not Applicable

           18.5 The Fund has established an Audit Committee, consisting of Gerald J. Lewis and Edwin A. Huston. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Fund's financial reporting processes and the internal controls that protect the integrity of the reporting process. The Audit Committee has had two (2) meetings since October 10, 2006.

           The Fund has established a Transactions Committee, consisting of Gerald J. Lewis and Edwin A. Huston. The Transactions Committee is charged with reviewing the co-investment in private placement securities by the Fund with any of the portfolios in the Fund Complex.

           18.6 Not Applicable.

           18.7

----------------------- ------------------------ -------------------------------
Name of Director        Dollar Range of Equity   Aggregate Dollar Range of
                        Securities in the        Equity Securities in All
                        Registrant(1)            Registered Investment Companies
                                                 Overseen by Director in Family
                                                 of Investment Companies(1)
----------------------- ------------------------ -------------------------------
Gerald J. Lewis         $10,001-$50,000          $10,001-$50,000
----------------------- ------------------------ -------------------------------
Edwin A. Huston         Not Applicable           Not Applicable
----------------------- ------------------------ -------------------------------
Howard M. Levkowitz     Over $100,000            Over $100,000
----------------------- ------------------------ -------------------------------
(1) The valuation date is at December 31, 2006.

           18.8 Not Applicable

           18.9 Not Applicable

           18.10 Not Applicable

           18.11 Not Applicable

           18.12 Not Applicable

           18.13 Not Applicable

           18.14 Code of Ethics. The Fund, the Investment Manager and the other registered funds which are clients of the Investment Manager have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1(a) under the Investment Advisers Act of 1940. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are generally not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Fund or other clients of the Investment Manager, without the prior written approval of the Chief Compliance Officer of the Investment Manager or his designee. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Fund or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Investment Manager. Indirect interests and participation through investment in the Fund or interests in the Investment Manager or SVOF/MM are permitted.

           The Co-Manager has also adopted a code of ethics which provides similar restrictions in relation to the Fund's investments on employees and affiliates of the Co-Manager involved in the Fund's investment program.

           These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, by electronic request, after paying a duplicating fee, at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


           18.15 The Board of Directors of the Fund has delegated the voting of proxies for Fund securities to the Investment Manager pursuant to the Investment Manager's proxy voting guidelines. Under these guidelines, the Investment manager will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Investment Manager's proxy voting procedures are attached as Exhibit S to this registration statement.

ITEM 19.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

           19.1 None

           19.2 Five Percent Owners.

--------------------------------- --------------------------------------- --------------- ----------------
Name of Owner                     Address                                 Percentage      Percentage
                                                                          Owned of        Owned
                                                                          Record Only     Beneficially
                                                                                          Only
--------------------------------- --------------------------------------- --------------- ----------------
Babson/Mass Mutual                Attn: Mr. Rick Spencer                  10.2%            10.2%
                                  c/o Babson Capital Management, LLC
                                  1500 Main Street, 22nd Floor
                                  Springfield, MA 01115
--------------------------------- --------------------------------------- --------------- ----------------
General Motors Trust Company,     767 Fifth Avenue                        30.57%           30.57%
as Trustee for GMAM Investment    New York, NY 10153
Funds Trust II
--------------------------------- --------------------------------------- --------------- ----------------
Unitrin, Inc.                     Mr. Eric J. Draut, CFO                  0.0%             10.2%
                                  c/o Unitrin
                                  One East Wacker Drive
                                  Tenth Floor
                                  Chicago, IL 60601
--------------------------------- --------------------------------------- --------------- ----------------
Trinity Universal Insurance       Mr. Eric J. Draut, CFO                  5.1%              5.1%
Company                           c/o Unitrin
                                  One East Wacker Drive
                                  Tenth Floor
                                  Chicago, IL 60601
--------------------------------- --------------------------------------- --------------- ----------------
United Insurance Company of       Mr. Eric J. Draut, CFO                  5.1%              5.1%
America                           c/o Unitrin
                                  One East Wacker Drive
                                  Tenth Floor
                                  Chicago, IL 60601
--------------------------------- --------------------------------------- --------------- ----------------
Northrop Grumman Pension          State Street Bank and Trust Company     7.5%              7.5%
Master Fund                       2 Avenue de Lafayette LCCIE
                                  Boston, MA  02111
--------------------------------- --------------------------------------- --------------- ----------------
New York Life Insurance           51 Madison Avenue                       4.1%              5.6%
Company                           New York, NY  10010
--------------------------------- --------------------------------------- --------------- ----------------


           19.3 226.72886 shares of common stock are owned by officers, directors and members of the advisory board of the Fund as a group.

ITEM 20.   INVESTMENT ADVISORY AND OTHER SERVICES

           20.1-6 See Item 9 - Management.

           20.7 The Fund's independent auditors are Ernst & Young LLP, Five Times Square, New York, New York 10036. Ernst & Young LLP audits the Fund.

           20.8 Not Applicable.

ITEM 21.   PORTFOLIO MANAGERS

           21.1 Other Accounts Managed. The TCP Voting Members of the Investment Committee will be primarily responsible for managing the Fund Investments. The TCP Voting Members of the Investment Committee of the fund are Michael E. Tennenbaum, Mark K. Holdsworth, Howard M. Levkowitz and Michael E. Leitner. The person designated by Babson, with the approval of TCP, as a voting member on the Investment Committee is Richard E. Spencer II.

           As of December 31, 2006, Michael E. Tennenbaum, Mark K. Holdsworth, Michael E. Leitner and Howard M. Levkowitz (the "TCP Portfolio Managers") managed the following client accounts, other than the Fund:


Type of Account         Number of       Assets of Accounts   Number of Accounts
                        Accounts                             Subject to Performance
                                                             Compensation
Registered Investment   5               $3,119 million,      5
Companies                               including $248
                                        million in the
                                        Portfolio
                                        Partnership

Other Pooled            3               $78 million          3
Investment Vehicles

Other Accounts          1               $1 million           1


           As of December 31, 2006, Richard E. Spencer II managed the following client accounts:


Type of Account         Number of       Assets of Accounts   Number of Accounts       Assets of Accounts
                        Accounts                             Subject to               Subject to
                                                             Performance              Performance
                                                             Compensation             Compensation
Registered Investment   6               $2,945 million       4                        $2,529 million
Companies                               including $248
                                        million in the
                                        Portfolio
                                        Partnership

Other Pooled            7               $640 million         7                        $640 million
Investment Vehicles

Other Accounts          1               $1.38 billion(1)     0                        N/A

(1) Represents that portion of the general investment account of Massachusetts
Mutual Life Insurance Company and C.M. Life Insurance Company for which Mr.
Spencer has primary day-to-day responsibility. As of December 31, 2006, Babson's total general investment account assets under management were $58.5 billion.


           The Investment Manager has built a professional working environment, a firm-wide compliance culture and compliance policies and procedures designed to treat all clients of the Investment Manager on a fair and equitable basis. The Investment Manager has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest. Nevertheless, the Investment Manager furnishes advisory services to numerous clients in addition to the Fund, and the Investment Manager may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which may pay higher fees to the Investment Manager, or with respect to which the portfolio managers may otherwise have an interest), which may be the same as or different from those made to the Fund. In addition, the Investment Manager, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the investment opportunity whose purchase and sale the Investment Manager recommends to the Fund. Actions with respect to a particular investment opportunity may not be the same as actions which the Investment Manager, or any of its affiliates, or any officer, director, stockholder, employee or any

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

member of their families may take with respect to the same or similar investment opportunity. Moreover, the Investment Manager may refrain from rendering any advice or services concerning a potential investment opportunity with respect to which any of the Investment Manger's (or its affiliates') officers, directors or employees may have a conflict of interest or with respect to which any such person possesses material non-public information.

           The Investment Manager, its affiliates or their officers and employees serve or may serve as officers, directors, principals or advisors of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Manager. Accordingly, these individuals and the Investment Manager may have obligations to those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. The Investment Manager may face conflicts in the allocation of investment opportunities among the Fund and other clients. In order to enable the Investment Manager, its affiliates, officers and employees to fulfill their fiduciary duties to each of the entities to which they may owe fiduciary duties, the Investment Manager will endeavor to allocate investment opportunities among the entities to which it owes fiduciary duties on a fair and equitable basis. An investment opportunity that is suitable for multiple clients of the Investment Manager and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Manager's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

           21.2 Compensation. Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant, the other registered investment companies that pay performance fees, and the separate account. Performance allocations from the other registered investment companies that are limited partnerships (the "LPs") are paid to the general partner of the LPs (the "General Partner"). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the "Managing Members"). Each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC ("TCO"), which holds Mr. Tennenbaum's equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager's relative contribution to the Investment Manager's overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

         Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

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

           21.3 Ownership of Securities. As of December 31, 2006, Michael E. Tennenbaum beneficially owned over $1,000,000 of the Fund's equity securities, Mark K. Holdsworth and Howard M. Levkowitz each beneficially owned between $500,001 and $1,000,000 of the Fund's equity securities. Michael E. Leitner beneficially owned between $10,001 and $50,000 of the Fund's equity securities. Richard E. Spencer II did not beneficially own any of the Fund's equity securities.

ITEM 22.   BROKERAGE ALLOCATION AND OTHER PRACTICES

           22.1 See Item 9 - Management, above. Subject to the supervision of the Board of Directors, decisions to buy and sell securities and bank debt for the Fund and decisions regarding brokerage commission rates are made by the Investment Manager. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. In certain instances the Fund may make purchases of underwritten issues at prices which include underwriting fees.

           In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order, and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business, but there is not a formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to the Fund for which the Fund would be obligated to pay (such as custodial and professional fees).

           One or more of the other investment funds or accounts which the Investment Manager manages may own from time to time some of the same investments as the Fund. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Investment Manager in its discretion in accordance with the accounts' various investment objectives, subject to the allocation procedures adopted by the Board of Directors related to privately placed securities (including an implementation of any co-investment exemptive relief obtained by the Fund and the Investment Manager). In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund. It is the opinion of the Board of Directors that this advantage, when combined with the other benefits available due to the Investment Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

           22.2 None.

           22.3 See response to Item 22.1.

           22.4 None.

           22.5 None.

ITEM 23.   TAX STATUS

           See response to Item 10.4.

ITEM 24.   FINANCIAL STATEMENTS

           The financial statements of the Fund for the period ended December 31, 2006 and the accompanying report of Ernst & Young LLP, the Fund's independent registered accounting firm, thereon are hereby incorporated by reference from the financial statements of the Fund provided in Item 1 of the report on Form N-CSR filed by the Fund on March 12, 2007. The Fund will furnish, without charge, a copy of the financial statements of the Fund upon request. Any request for the Fund's financial statements should be directed to: Paul Davis, Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, telephone number 310-899-4925.

PART C

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

           25.1 FINANCIAL STATEMENTS:

           The following financial statements of the Fund for the period ended December 31, 2006 and the accompanying report of Ernst & Young LLP, the Fund's independent registered accounting firm, thereon are hereby incorporated by reference from the financial statements of the Fund provided in Item 1 of the report on Form N-CSR filed by the Fund on March 12, 2007: consolidated statement of assets and liabilities, consolidated statement of investments, consolidated statement of operations, consolidated statement of changes in net assets and consolidated statement of cash flows. The Fund will furnish, without charge, a copy of the financial statements of the Fund upon request. Any request for the Fund's financial statements should be directed to: Paul Davis, Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405, telephone number 310-899-4925.

25.2       EXHIBITS:

           The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 26.   MARKETING ARRANGEMENTS

           None.

ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

           Not Applicable.

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

           None.

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

                                  Number of Record Holders
        Title of Class              as of March 28, 2007
         --------------           ------------------------

         Common shares                      189

         Preferred Shares                   420

ITEM 30.   INDEMNIFICATION

           The Operating Agreement provides that none of the Directors, the Investment Manager, the Co-Manager or their respective affiliates or any officer, director, member, manager, employee, stockholder, assign, representative or agent (including the placement agent) of any such person (the "Indemnified Persons") will be liable, responsible or accountable in damages or otherwise to the Fund or any Member for any loss, liability, damage, settlement, costs, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such person, in connection with the establishment, management or operations of the Fund or the Fund Investments (including in connection with serving on creditors' committees and boards of directors for companies in the Fund Investments portfolio) unless such act or failure to act arises out of Disabling Conduct.

           The Operating Agreement also provides that the Fund will indemnify the Indemnified Persons with respect to any act or omission described above as long as (i) such person's activities do not constitute Disabling Conduct and
(ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the "Disinterested Non-Party Directors"), that the indemnitee is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification.

           All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made as follows. The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought if the Fund receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for the undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or in the future acquire under the Operating Agreement, any statute, agreement, vote of the shareholders of the Fund or Directors who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

           Subject to any limitations provided by the 1940 Act and the Operating Agreement, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such persons, provided that such indemnification has been approved by a majority of the Directors.

           A successful claim for indemnification could reduce the Fund's assets available for distribution to the Fund's shareholders.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

           For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV, which shall be filed under the Investment Advisers Act of 1940, and incorporated herein by reference upon filing.

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

           The address of the Investment Manager and the location of the Fund's accounts and records is TCP, 2951 28th Street, Suite 1000, Santa Monica, CA 90405. TCP's telephone number is (310) 566-1000, and its facsimile number is
(310) 566-1010.

ITEM 33.   MANAGEMENT SERVICES

           Except as described above in Item 9 - Management, the Fund is not a party to any management service related contract.

ITEM 34.   UNDERTAKINGS

           Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, as of the 2nd day of April, 2007.

                      Tennenbaum Opportunities Fund V, LLC
                                  (Registrant)

            Name                                   Title
            ----                                   -----

 /s/ Howard M. Levkowitz                         President
-----------------------------
     Howard M. Levkowitz

                        SCHEDULE OF EXHIBITS TO FORM N-2

  Exhibit                                  Exhibit
  Number

Exhibit A..........  Amended and Restated Operating Agreement
Exhibit B..........  By-Laws
Exhibit C..........  None
Exhibit D..........  Statement of Preferences of Series Z Preferred Shares
Exhibit E..........  None
Exhibit F..........  Not Applicable
Exhibit G-1........  Investment Management Agreement
Exhibit G-2........  Co-Management Agreement
Exhibit H..........  Not Applicable
Exhibit I..........  None
Exhibit J..........  Custodial Agreement
Exhibit K..........  None
Exhibit L..........  Not Applicable
Exhibit M..........  None
Exhibit N..........  Not Applicable
Exhibit O..........  Not Applicable
Exhibit P..........  None
Exhibit Q..........  None
Exhibit R..........  Consolidated Code of Ethics
Exhibit S..........  Proxy Voting Policy